                                                                     Exhibit 4.1

================================================================================


                     BALLY TOTAL FITNESS HOLDING CORPORATION

                                       and

                        FIRST TRUST NATIONAL ASSOCIATION,

                                   as Trustee



                                    INDENTURE
                                    ---------


                           Dated as of October 7, 1997



                                  $225,000,000



                    9-7/8% Senior Subordinated Notes due 2007


================================================================================

                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----

                                            ARTICLE I

                     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1.   Definitions....................................................................1
               -----------
Section 1.2.   Other Definitions.............................................................23
               -----------------
Section 1.3.   Compliance Certificates and Opinions..........................................24
               ------------------------------------
Section 1.4.   Form of Documents Delivered to Trustee........................................25
               --------------------------------------
Section 1.5.   Acts of Holders...............................................................26
               ---------------
Section 1.6.   Notices, etc., to Trustee and the Company.....................................26
               -----------------------------------------
Section 1.7.   Notice to Holders; Waiver.....................................................27
               -------------------------
Section 1.8.   Conflict with Trust Indenture Act.............................................27
               ---------------------------------
Section 1.9.   Effect of Headings and Table of Contents......................................28
               ----------------------------------------
Section 1.10.  Successors and Assigns........................................................28
               ----------------------
Section 1.11.  Separability Clause...........................................................28
               -------------------
Section 1.12.  Benefits of Indenture.........................................................28
               ---------------------
Section 1.13.  GOVERNING LAW.................................................................28
               -------------
Section 1.14.  Legal Holidays................................................................28
               --------------
Section 1.15.  Schedules.....................................................................29
               ---------
Section 1.16.  Counterparts..................................................................29
               ------------
Section 1.17.  No Recourse against Others....................................................29
               --------------------------

                                           ARTICLE II

                                         SECURITY FORMS

Section 2.1.   Forms Generally...............................................................29
               ---------------
Section 2.2.   Form of Face of Security......................................................30
               ------------------------
Section 2.3.   Form of Reverse of Securities.................................................45
               -----------------------------

                                           ARTICLE III

                                         THE SECURITIES

Section 3.1.   Title and Terms...............................................................53
               ---------------
Section 3.2.   Denominations.................................................................54
               -------------
Section 3.3.   Execution, Authentication, Delivery and Dating................................54
               ----------------------------------------------
Section 3.4.   Temporary Securities..........................................................55
               --------------------
Section 3.5.   Registration, Registration of Transfer and Exchange...........................56
               ---------------------------------------------------




Section 3.6.   Book-Entry Provisions for Global Securities...................................58
               -------------------------------------------
Section 3.7.   Special Transfer Provisions...................................................59
               ---------------------------
Section 3.8.   Mutilated, Destroyed, Lost and Stolen Securities..............................63
               ------------------------------------------------
Section 3.9.   Payment of Interest; Interest Rights Preserved................................64
               ----------------------------------------------
Section 3.10.  CUSIP Numbers.................................................................65
               -------------
Section 3.11.  Persons Deemed Owners.........................................................66
               ---------------------
Section 3.12.  Cancellation..................................................................66
               ------------
Section 3.13.  Computation of Interest.......................................................66
               -----------------------

                                           ARTICLE IV

                               DEFEASANCE AND COVENANT DEFEASANCE

Section 4.1.   Company's Option to Effect Defeasance or Covenant Defeasance..................66
               ------------------------------------------------------------
Section 4.2.   Defeasance and Discharge......................................................67
               ------------------------
Section 4.3.   Covenant Defeasance...........................................................67
               -------------------
Section 4.4.   Conditions to Defeasance or Covenant Defeasance...............................68
               -----------------------------------------------
Section 4.5.   Deposited Money and U.S. Government Obligations to Be Held in Trust;
               -------------------------------------------------------------------
               Other Miscellaneous Provisions................................................70
               ------------------------------
Section 4.6.   Reinstatement.................................................................71

                                            ARTICLE V

                                            REMEDIES

Section 5.1.   Events of Default.............................................................71
               -----------------
Section 5.2.   Acceleration of Maturity; Rescission and Annulment............................73
               --------------------------------------------------
Section 5.3.   Collection of Indebtedness and Suits for Enforcement by Trustee...............74
               ---------------------------------------------------------------
Section 5.4.   Trustee May File Proofs of Claim..............................................75
               --------------------------------
Section 5.5.   Trustee May Enforce Claims without Possession of Securities...................76
               -----------------------------------------------------------
Section 5.6.   Application of Money Collected................................................76
               ------------------------------
Section 5.7.   Limitation on Suits...........................................................76
               -------------------
Section 5.8.   Unconditional Right of Holders to Receive Principal, Premium and Interest.....77
               -------------------------------------------------------------------------
Section 5.9.   Restoration of Rights and Remedies............................................77
               ----------------------------------
Section 5.10.  Rights and Remedies Cumulative................................................78
               ------------------------------
Section 5.11.  Delay or Omission Not Waiver..................................................78
               ----------------------------
Section 5.12.  Control by Holders............................................................78
               ------------------
Section 5.13.  Waiver of Past Defaults.......................................................78
               -----------------------
Section 5.14.  Undertaking for Costs.........................................................79
               ---------------------
Section 5.15.  Waiver of Stay, Extension or Usury Laws.......................................79
               ---------------------------------------
Section 5.16.  Remedies Subject to Applicable Law............................................80
               ----------------------------------


                                           ARTICLE VI

                                           THE TRUSTEE

Section 6.1.   Duties of Trustee.............................................................80
               -----------------
Section 6.2.   Notice of Defaults............................................................81
               ------------------
Section 6.3.   Certain Rights of Trustee.....................................................81
               -------------------------
Section 6.4.   Trustee Not Responsible for Recitals, Dispositions of Securities or
               -------------------------------------------------------------------
               Application of Proceeds Thereof...............................................83
               -------------------------------
Section 6.5.   Trustee and Agents May Hold Securities; Collections; etc......................83
               --------------------------------------------------------
Section 6.6.   Money Held in Trust...........................................................84
               -------------------
Section 6.7.   Compensation and Indemnification of Trustee and Its Prior Claim...............84
               ---------------------------------------------------------------
Section 6.8.   Conflicting Interests.........................................................84
               ---------------------
Section 6.9.   Trustee Eligibility...........................................................85
               -------------------
Section 6.10.  Resignation and Removal; Appointment of Successor Trustee.....................85
               ---------------------------------------------------------
Section 6.11.  Acceptance of Appointment by Successor........................................87
               --------------------------------------
Section 6.12.  Merger, Conversion, Consolidation or Succession to Business...................87
               -----------------------------------------------------------
Section 6.13.  Preferential Collection of Claims Against Company.............................88
               -------------------------------------------------

                                           ARTICLE VII

                        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1.   Company to Furnish Trustee Names and Addresses of Holders.....................88
               ---------------------------------------------------------
Section 7.2.   Disclosure of Names and Addresses of Holders..................................88
               --------------------------------------------
Section 7.3.   Reports by Trustee............................................................89
               ------------------
Section 7.4.   Reports by Company............................................................89
               ------------------

                                          ARTICLE VIII

                              CONSOLIDATION, MERGER, SALE OF ASSETS

Section 8.1.   Company May Merge, Consolidate, etc., Only on Certain Terms...................90
               -----------------------------------------------------------
Section 8.2.   Successor Substituted.........................................................91
               ---------------------

                                           ARTICLE IX

                                     SUPPLEMENTAL INDENTURES

Section 9.1.   Supplemental Indentures and Agreements without Consent of Holders.............92
               -----------------------------------------------------------------
Section 9.2.   Supplemental Indentures and Agreements with Consent of Holders................93
               --------------------------------------------------------------
Section 9.3.   Execution of Supplemental Indentures and Agreements...........................94
               ---------------------------------------------------



Section 9.4.   Effect of Supplemental Indentures.............................................94
               ---------------------------------
Section 9.5.   Conformity with Trust Indenture Act...........................................94
               -----------------------------------
Section 9.6.   Reference in Securities to Supplemental Indentures............................94
               --------------------------------------------------
Section 9.7.   Notice of Supplemental Indentures.............................................95
               ---------------------------------

                                            ARTICLE X

                                            COVENANTS

Section 10.1.  Payment of Principal, Premium and Interest....................................95
               ------------------------------------------
Section 10.2.  Maintenance of Office or Agency...............................................95
               -------------------------------
Section 10.3.  Money for Security Payments to Be Held in Trust...............................96
               -----------------------------------------------
Section 10.4.  Corporate Existence...........................................................97
               -------------------
Section 10.5.  Payment of Taxes and Other Claims.............................................97
               ----------------------------------
Section 10.6.  Maintenance of Properties.....................................................98
               -------------------------
Section 10.7.  Insurance.....................................................................98
               ---------
Section 10.8.  Limitation on Indebtedness....................................................98
               --------------------------
Section 10.9.  Limitation on Restricted Payments.............................................99
               ---------------------------------
Section 10.10. Limitation on Transactions with Affiliates...................................102
               ------------------------------------------
Section 10.11. Limitation on Liens..........................................................103
               -------------------
Section 10.12. Limitation on Sale of Assets.................................................104
               -----------------------------
Section 10.13. Purchase of Securities upon a Change of Control..............................105
               -----------------------------------------------
Section 10.14. Limitation on Preferred Stock of Subsidiaries................................109
               ---------------------------------------------
Section 10.14A.Limitation on Senior Subordinated Indebtedness...............................109
               ----------------------------------------------
Section 10.15. Limitation on Dividends and Other Payment Restrictions Affecting
               ----------------------------------------------------------------
               Subsidiaries.................................................................109
               ------------
Section 10.16. Limitations on Unrestricted Subsidiaries.....................................110
               ----------------------------------------
Section 10.17. Provision of Financial Statements............................................111
               ---------------------------------

Section 10.18. Statement by Officers as to Default..........................................111
               -----------------------------------

Section 10.19. Waiver of Certain Covenants..................................................112
               ---------------------------

                                           ARTICLE XI

                                    REDEMPTION OF SECURITIES

Section 11.1.  Rights of Redemption.........................................................112
               --------------------
Section 11.2.  Applicability of Article.....................................................113
               ------------------------
Section 11.3.  Election to Redeem; Notice to Trustee........................................113
               -------------------------------------
Section 11.4.  Selection by Trustee of Securities to Be Redeemed............................113
               -------------------------------------------------
Section 11.5.  Notice of Redemption.........................................................113
               --------------------
Section 11.6.  Deposit of Redemption Price..................................................114
               ---------------------------
Section 11.7.  Securities Payable on Redemption Date........................................115
               -------------------------------------
Section 11.8.  Securities Redeemed or Purchased in Part.....................................115
               ----------------------------------------

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


                                           ARTICLE XII

                                   SATISFACTION AND DISCHARGE

 Section 12.1.  Satisfaction and Discharge of Indenture......................................116
                ---------------------------------------
 Section 12.2.  Application of Trust Money...................................................117
                --------------------------

                                          ARTICLE XIII

                                   SUBORDINATION OF SECURITIES

 Section 13.1.  Securities Subordinate to Senior Indebtedness................................117
                ---------------------------------------------
 Section 13.2.  Payment Over of Proceeds Upon Dissolution, etc...............................118
                ----------------------------------------------
 Section 13.3.  Suspension of Payment When Designated Senior Indebtedness in Default.........119
                --------------------------------------------------------------------
 Section 13.4.  Payment Permitted if No Default..............................................121
                -------------------------------
 Section 13.5.  Subrogation to Rights of Holders of Senior Indebtedness......................121
                -------------------------------------------------------
 Section 13.6.  Provisions Solely to Define Relative Rights..................................121
                -------------------------------------------
 Section 13.7.  Trustee to Effectuate Subordination..........................................122
                -----------------------------------
 Section 13.8.  No Waiver of Subordination Provisions........................................122
                -------------------------------------
 Section 13.9.  Notice to Trustee............................................................123
                -----------------
 Section 13.10. Reliance on Judicial Orders or Certificates..................................124
                -------------------------------------------
 Section 13.11. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of
                ---------------------------------------------------------------------
                Trustee's Rights.............................................................124
                ----------------
 Section 13.12. Article Applicable to Paying Agents..........................................124
                -----------------------------------
 Section 13.13. No Suspensions of Remedies...................................................125
                --------------------------
 Section 13.14. Trustee's Relation to Senior Indebtedness....................................125
                -----------------------------------------


                  INDENTURE dated as of October 7, 1997 between BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (as more fully defined below, the "Company"), and FIRST TRUST NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of 9-7/8% Senior Subordinated Notes due 2007, Series A (the "Series A Securities" or the "Initial Securities"), and an issue of 9-7/8% Senior Subordinated Notes due 2007, Series B (the "Series B Securities" or the "Exchange Securities" and, together with the Series A Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture and the Securities;

                  Upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (as defined herein), this Indenture will be subject to, and shall be governed by, the provisions of the Trust Indenture Act (as defined herein) that are required to be part of and to govern indentures qualified under the Trust Indenture Act; and

                  All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company and (ii) this Indenture a valid agreement of the Company in accordance with the terms of this Indenture.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  Section 1.1. Definitions.
                               ------------

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America;

                  (f) all references herein to particular Sections or Articles refer to this Indenture unless otherwise so indicated; and

                  (g) the word "or" is not exclusive and the word "including" means including without limitation.

                  The following terms shall have the meanings set forth in this Section.

                  "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or merges with or into the Company or any Subsidiary, or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition, as the case may be. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary, as the case may be.

                  "Adjusted Consolidated Interest Expense" of any Person means, without duplication, for any period, as applied to any Person, the sum of (a) the interest expense of such Person and its Consolidated Subsidiaries (exclusive of deferred financing fees and any premiums or penalties paid in connection with redeeming or retiring any Indebtedness prior to its stated maturity) for such period, on a Consolidated basis, including without limitation, (i) amortization of debt discount, (ii) the net cost under interest rate contracts (including amortization of discounts), (iii) the interest portion of any deferred payment obligation, and (iv) accrued interest, plus (b) (i) the interest component of the Capital Lease Obligations paid, accrued and/or scheduled to be paid, or accrued by such Person during such period, and (ii) all capitalized interest of such Person and its Consolidated Subsidiaries, in each case as determined in accordance with GAAP consistently applied.

                  "Affiliate" means, with respect to any specified Person: (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Capital Stock or beneficial equity interest in such Person (if such Person is a real estate investment trust), or any officer or director of any such specified Person or other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; or (iii) any other Person 10% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or Sale and Leaseback Transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of: (i) any Capital Stock of any Subsidiary; (ii) all or substantially all of the properties and assets of any division or line of business of the Company or its Subsidiaries; or (iii) any other properties or assets of the Company or any Subsidiary, other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties and assets (A) that is governed by the provisions of Article VIII,
(B) that is by any Subsidiary to the Company or any Wholly Owned Subsidiary in accordance with the terms of the Indenture, (C) that is of obsolete equipment or other obsolete assets in the ordinary course of business, (D) that constitutes the making of a Permitted Investment (other than pursuant to clause (v) of the definition of "Permitted Investment"), (E) the Fair Market Value of which in the aggregate does not exceed $1,000,000 in any transaction or series of related transactions, (F) sales of accounts receivable and other transactions among the Company and its Subsidiaries pursuant to the Securitization Facility, or (G) Investments by the Company which comply with the terms of clause (ix) of the definition of "Permitted Investments".

                  "Average Life to Stated Maturity" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment; by (ii) the sum of all such principal payments.

                  "Bank Credit Facility" means the third amended and restated Credit Agreement, dated as of June 26, 1995, among the Company, the Banks and The Chase Manhattan Bank, as agent, as such agreement, in whole or in part, may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing).

                   "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

                  "Banks" means the lenders under the Bank Credit Facility.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Book-Entry Security" means any Security bearing the legend specified in Section 2.2 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such depositary or nominee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York or the city in which the principal office of the Trustee is located are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligation" of any Person means any obligation of such Person and its Subsidiaries on a Consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

                  "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or other equity interests whether now outstanding or issued after the date of the Indenture.

                  "Cash Equivalents" means: (i) Temporary Cash Investments; (ii) securities received by the Company or any Subsidiary from the transferee in an Asset Sale that are promptly converted by the Company or such Subsidiary into cash; (iii) the assumption of Indebtedness or other obligations or liabilities of the Company or any Subsidiary in connection with an Asset Sale; and (iv) in connection with an Asset Sale to a Person where the assets sold, issued, conveyed, transferred, leased or otherwise disposed of are included in a business which will be a party to the Franchise Program, the net present value of payments by such Person pursuant to the Franchise Program as calculated and certified by the chief financial officer of the Company.

                  "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than a majority of the total outstanding Voting Stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election to the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of such Board of Directors then in office; (iii) the Company consolidates with or merges with or into any Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates with or merges into or with the Company in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company) or where (A) the outstanding Voting Stock of the Company is changed into or exchanged for (x) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (y) cash, securities and other property (other than Capital Stock of the surviving corporation) in an amount which could be paid by the Company as a Restricted Payment as described in Section 10.9 (and such amount shall be treated as a Restricted Payment subject to the provisions in the Indenture described in
Section 10.9) and (B) no "person" or "group" owns immediately after such transaction, directly or indirectly, more than a majority of the total outstanding Voting Stock of the surviving corporation; or (iv) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described in Article VIII.

                  "Company" means Bally Total Fitness Holding Corporation, a corporation incorporated under the laws of Delaware, until a successor Person shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by (i) any of its Chairman of the Board, its Vice Chairman, its President or a Vice President (regardless of Vice Presidential designation) or Treasurer, and (ii) any one of its Assistant Treasurers, its Secretary or any Assistant Secretary, and delivered to the Trustee, provided, however, that such request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors and one officer pursuant to clause (ii) above.

                  "Consolidated Fixed Charge Coverage Ratio" of any Person means, for any period, the ratio of EBITDA to the sum of Adjusted Consolidated Interest Expense for such period and cash dividends paid on any Preferred Stock of such Person during such period; provided that (i) in making such computation, the Adjusted Consolidated Interest Expense attributable to interest on any Indebtedness shall be computed on a pro forma basis and (A) where such Indebtedness was outstanding during the period and bore a floating interest rate, interest shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period, and (B) where such Indebtedness was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying at the option of the Company, either the fixed or floating rates and (ii) in making such computation, the Adjusted Consolidated Interest Expense of such Person attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

                  "Consolidated Income Tax Expense"of any Person means, for any period, the provision for federal, state, local and foreign income taxes of such Person and its Consolidated Subsidiaries for such period as determined in accordance with GAAP.

                  "Consolidated Net Income (Loss)" of any Person means, for any period, the Consolidated net income (or loss) of such Person and its Subsidiaries for such period on a Consolidated basis as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication, (i) all extraordinary gains or losses (exclusive of all fees and expenses relating thereto), (ii) the portion of net income (or loss) of such Person and its Subsidiaries on a Consolidated basis allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by such Person or one of its Subsidiaries, (iii) net income (or loss) of any Person combined with such Person or any of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) net gains (or losses) (except for all fees and expenses relating thereto) in respect of dispositions of assets other than in the ordinary course of business, (vi) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders, (vii) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness of such Person, (viii) transaction costs charged in connection with the Refinancing, or (ix) amortization of intangible assets of such Person and its Subsidiaries on a consolidated basis under GAAP.

                  "Consolidated Non-Cash Charges" of any Person means, for any period, the aggregate depreciation, amortization and other non-cash charges of such Person and its Subsidiaries on a Consolidated basis for such period, as determined in accordance with GAAP (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period).

                  "Consolidated Tangible Assets" means consolidated total assets of the Company and its Subsidiaries as reported in the Company's Consolidated balance sheet from time to time as required by Section 10.17 less (A) (i) any asset which is treated as an intangible asset in conformity with GAAP (including, without limitation, leasehold rights, franchise rights, non-compete agreements, goodwill, unamortized debt discounts, patents, patent applications, trademarks, trade names, copyrights and licenses), and (ii) any deferred charges determined in conformity with GAAP (including, without limitation, deferred finance charges and deferred membership origination costs), plus (B) any treasury stock.

                  "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its Subsidiaries if and to the extent the accounts of such Person and each of its Subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

                  "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 180 East 5th Street, St. Paul, Minnesota 55101, Attention: Corporate Finance.

                  "Credit Card Program Guarantee" means the obligation of the Company to remit funds in excess of the sum of (a) $25,000,000 plus (b) a reserve (of up to 25% of the amount owed to the Company by a member which becomes an obligation due to the credit card issuer by such member) with respect to the Company's credit card program pursuant to the Company's Credit Card Program Agreement dated December 21, 1995, as such agreement, in whole or in part, may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented, or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing).

                  "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

                  "Depositary" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depository Trust Company ("DTC"), its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                  "Designated Senior Indebtedness" means (i) all Senior Indebtedness under, or in respect of, the Bank Credit Facility and the Securitization Facility, and (ii) any other Senior Indebtedness which at the time of determination, has an aggregate principal amount outstanding of at least $15 million and is specifically designated in the instrument evidencing such Senior Indebtedness or the Agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by the Company.

                  "Disinterested Director" means, with respect to any transaction or series of related transactions, a member of the Board of Directors who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

                  "EBITDA" means the sum of Consolidated Net Income, Adjusted Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-Cash Charges deducted in computing Consolidated Net Income, in each case, for such period, of the Company and its Subsidiaries on a Consolidated basis, all determined in accordance with GAAP consistently applied.

                  "Event of Default" has the meaning specified in Article V.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, or any successor statute.

                  "Exchange Offer" means the exchange offer by the Company of Series B Securities for Series A Securities to be effected pursuant to Section
2.1 of the Registration Rights Agreement.

                  "Exchange Offer Registration Statement" means the registration statement under the Securities Act contemplated by Section 2.1 of the Registration Rights Agreement.

                  "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Fair Market Value shall be determined by the Board of Directors acting in good faith and shall be evidenced by a resolution of the Board of Directors.

                  "Franchise Program" means the program under which the Company and/or its Subsidiaries grant franchises to third parties which require franchisees, among other things, to pay fees to the Company and/or its Subsidiaries, and which, among other things, grants to the franchisee the right to receive training from the Company or its Subsidiaries or sell memberships to use facilities of the franchisee and the Company or its Subsidiaries. The Franchise Program may include the conversion of facilities owned by the Company or its Subsidiaries to franchise facilities and includes such a program as it may be amended, renewed, extended, substituted, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewal, extension, substitution, restructuring, replacement, supplementation or other modification of the foregoing).

                  "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Indenture.

                  "Global Securities" means one or more securities evidencing all or a part of the Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with this Indenture.

                  "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of "Indebtedness" contained in this Section guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss,
(iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business or guarantees of operating leases.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock, now or hereafter outstanding,
(ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Redeemable Capital Stock issued by such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends,
(ix) the Credit Card Program Guarantee, (x) indebtedness incurred by a real estate investment trust in which the Company or any Subsidiary has invested pursuant to clause (ix) of the definition of "Permitted Investments" and as to which, in the event that the Company controls such trust, any of the Company or any Subsidiary is directly or indirectly liable (by virtue of the Company or any such Subsidiary being the primary obligor on, guarantor of, or otherwise liable in respect to, such indebtedness), and (xi) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability which constitutes Indebtedness of the types referred to in clauses (i) through (ix) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value to be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

                  "Indenture" means this instrument as originally executed (including all exhibits and schedules thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Indenture Obligations" means the obligations of the Company and any other obligor on the Indenture or under the Securities to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with the Indenture, the Securities and the performance of all other obligations to the Trustee and the holders under the Indenture and the Securities, according to the terms thereof.

                  "Initial Purchasers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Societe Generale Securities Corporation and Ladenburg Thalmann & Co. Inc.

                  "Initial Securities" has the meaning stated in the first recital of this Indenture.

                  "Interest Payment Date" means the Stated Maturity of a regular installment of interest on the Securities.

                  "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

                  "Investment" means, with respect to any Person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership (other than ownership obtained without making, or becoming liable, directly or indirectly, contingent or otherwise, for the making of, any advance, loan (or the forgiveness thereof), payment, extension of credit or capital contribution in connection therewith), by such Person of any Capital Stock, bonds, notes, debentures or other securities issued or owned by any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

                  "Issue Date" means the date on which the Securities are originally issued under this Indenture.

                  "Lien" means any mortgage or deed of trust, charge, pledge, lien (statutory or otherwise), privilege, security interest, assignment, deposit, arrangement, easement, hypothecation, claim, preference, priority or other encumbrance upon or with respect to any property of any kind (including any conditional sale, capital lease or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired.

                  "Maturity" means, when used with respect to any Security, the date on which the principal of such Security becomes due and payable as therein provided or as provided in the Indenture, whether at Stated Maturity, the Offer Date, the Change of Control Purchase Date or the redemption date and whether by declaration of acceleration, Offer in respect of Excess Proceeds, Change of Control Offer in respect of a Change of Control, call for redemption or otherwise.

                  "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

                  "Net Cash Proceeds" means (a) with respect to any Asset Sale by any Person, the proceeds thereof (without duplication in respect of all Asset Sales) in the form of cash or Temporary Cash Investments including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee, and (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Capital Stock that have been converted into or exchanged for Capital Stock as referred to in Section 10.9, the proceeds of such issuance or sale in the form of cash or Temporary Cash Investments including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary), net of attorneys' fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Non-U.S. Person" means a Person that is not a "U.S. person" as defined in Regulation S under the Securities Act.

                  "Non-U.S. Subsidiaries" means Subsidiaries organized under the laws of jurisdictions other than the United States and the states and territories thereof.

                  "Officers' Certificate" means a certificate signed by any of
(i) the Chairman of the Board, Vice Chairman, President or a Vice President (regardless of Vice Presidential designation) or Treasurer, and (ii) by any one of its Assistant Treasurers, its Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee, provided, however, that such certificate may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors and one officer pursuant to clause (ii) above.

                  "Opinion of Counsel" means a written opinion of qualified legal counsel, who may be counsel for the Company or the Trustee, and who shall be reasonably acceptable to the Trustee, including but not limited to an Opinion of Independent Counsel.

                  "Opinion of Independent Counsel" means a written opinion by qualified legal counsel who is not an employee or consultant of the Company and who shall be reasonably acceptable to the Trustee.

                  "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

                  (c) Securities, except to the extent provided in Sections 4.2 and 4.3, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article IV; and

                  (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and Company proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor on the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so as to act with respect to such Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or such other obligor.

                  "Pari Passu Indebtedness" means any Indebtedness of the Company that is pari passu in right of payment to the Securities.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company.

                  "Permitted Indebtedness" means:

                  (i) Indebtedness under the Bank Credit Facility in an aggregate principal amount at any one time outstanding not to exceed $70,000,000, minus any permanent reductions of the amount outstanding under the Bank Credit Facility, which reduction is a result of the application of Section 10.12;

                  (ii) Indebtedness under the Securitization Facility in an aggregate amount not to exceed the greater of $160,000,000 or 80% of the net book value of the consolidated accounts receivable of the Company and its Subsidiaries, calculated in accordance with GAAP;

                  (iii) Indebtedness of the Company (a) represented by the Securities, or (b) that is incurred, in any amount, and in whole or in part, to (1) redeem all of the Securities outstanding as described herein, or (2) effect a complete defeasance or a covenant defeasance thereof as described herein; provided, in either case, that any Indebtedness incurred under this subclause (b) is actually applied in accordance with the applicable redemption or defeasance provision of the Indenture;

                  (iv) Indebtedness of the Company outstanding on the date hereof and listed on Schedule I;

                  (v) Indebtedness of the Company owing to a Subsidiary; provided that any Indebtedness of the Company owing to a Subsidiary is made pursuant to an intercompany note and is expressly subordinated in right of payment to the payment and performance of the Company's obligations under the Securities, and, upon an Event of Default, such Indebtedness shall not be due and payable until such Event of Default is cured, waived or rescinded; provided, further, that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to a Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Company not permitted by this clause (v);

                  (vi) obligations of the Company entered into in the ordinary course of business pursuant to Interest Rate Agreements designed to protect the Company against fluctuations in interest rates in respect of Indebtedness of the Company as long as such obligations do not exceed the aggregate principal amount of such Indebtedness then outstanding;

                  (vii) Indebtedness of the Company represented by Capital Lease Obligations or Purchase Money Obligations or other Indebtedness incurred or assumed in connection with the acquisition, improvement or development of real or personal, movable or immovable, property in each case incurred for the purpose of financing or refinancing all or any part of the purchase price or cost of construction or improvement of property used in the business of the Company and any refinancings of such Indebtedness made in accordance with subclauses (a), (b) and (c) of clause (xi) below, in an aggregate principal amount pursuant to this clause (vii) not to exceed $25,000,000 outstanding at any time; provided that the principal amount of any Indebtedness permitted under this clause (vii) did not in each case at the time of incurrence exceed the cost of the acquired or constructed asset or improvement so financed;

                  (viii) Indebtedness of the Company in respect of performance bonds, surety bonds and replevin bonds provided by the Company in the ordinary course of business;

                  (ix) other Indebtedness of the Company that does not exceed $50,000,000 in the aggregate at any one time outstanding;

                  (x) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other financial instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within four Business Days of its incurrence; and

                  (xi) any renewals, extensions, substitutions, refundings, refinancings or replacements (collectively, a "refinancing") of any Indebtedness described in clauses (iv) and (v) of this definition of "Permitted Indebtedness", including any successive refinancings (a) so long as the borrower under such refinancing is the Company or, if not the Company, the same as the borrower of the Indebtedness being refinanced, (b) the aggregate principal amount of Indebtedness represented thereby as of the date hereof is not increased by such refinancing by an amount greater than the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing, and (c) (A) in the case of any refinancing of Indebtedness that is Subordinated Indebtedness, such new Indebtedness is made subordinated to the Securities at least to the same extent as the Indebtedness being refinanced and (B) in the case of Pari Passu Indebtedness or Subordinated Indebtedness, as the case may be, such refinancing does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Indebtedness.

                  "Permitted Investment" means: (i) Investments in any Subsidiary or any Person which, as a result of such Investment, (a) becomes a Subsidiary or (b) is merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or any Subsidiary; (ii) Indebtedness of the Company described under clause (v) of the definition of "Permitted Indebtedness"; (iii) Investments in any of the Securities; (iv) Temporary Cash Investments; (v) Investments acquired by the Company or any Subsidiary in connection with an Asset Sale permitted under
Section 10.12 to the extent such Investments are non-cash proceeds as permitted under such covenant; (vi) Investments in existence on the date of the Indenture;
(vii) Investments in the aggregate amount of $5,000,000 to purchase Capital Stock of any Subsidiary; (viii) any advance, loan (including guarantees) or other extension of credit to any Person who purchases or acquires assets of the Company or any Subsidiaries which are to be included in a business which will be or is a party to the Franchise Program, limited to the purchase or acquisition price of such assets; (ix) a one-time contribution of real property independently valued at not more than $10,000,000 to a real estate investment trust which is an Affiliate of the Company and additional contributions (and/or the non-cash component of sales in a situation where less than 75% of the consideration was received in cash or Cash Equivalents) to such trust of real property independently valued, which in the aggregate at the time of each additional contribution, together with all previous additional contributions, do not have a value in excess of 3% of the Company's Consolidated Tangible Assets as of the end of the next immediately preceding fiscal year; and (x) any other Investments in joint ventures, partnerships, real estate investment trusts or other Persons reasonably related or complementary to the business of the Company on the date hereof in an aggregate amount not greater than $25,000,000 at any one time outstanding. In connection with any assets or property contributed or transferred to any Person as an Investment, such property and assets shall be equal to the Fair Market Value (as determined by the Board of Directors) at the time of Investment.

                  "Permitted Subsidiary Indebtedness" means:

                  (i) Indebtedness of a Subsidiary owing to the Company or another Subsidiary; provided that such Indebtedness is made pursuant to an intercompany note, and, upon an Event of Default, all amounts owing pursuant to such Indebtedness are immediately due and payable; and provided, further, that (a) any disposition, pledge or transfer of any such Indebtedness to a Person (other than the Company or a Subsidiary) shall be an incurrence of such Indebtedness by the obligor not within the definition of "Permitted Subsidiary Indebtedness" pursuant to this clause (i), and (b) any transaction pursuant to which any Subsidiary ceases to be a Subsidiary shall be deemed to be the incurrence of Indebtedness by such Subsidiary that is not within the definition of "Permitted Subsidiary Indebtedness" pursuant to this clause (i);

                  (ii) Indebtedness of a Subsidiary represented by Indebtedness which would be permitted by clause (iv), (vi), (vii), (viii), (ix), (x) or (xi) of the definition of "Permitted Indebtedness" if incurred by the Company;

                  (iii) Acquired Indebtedness of a Subsidiary that would be permitted to be incurred by the Company if such Acquired Indebtedness were being incurred by the Company;

                  (iv) Indebtedness of a Subsidiary under the Securitization Facility;

                  (v)  guarantees of Senior Indebtedness of the Company; and

                  (vi) guarantees of Indebtedness of Affiliates provided that the Investment in such Affiliate complies with the limitation on Restricted Payments covenant of the Indenture or constitutes a Permitted Investment.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.8 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed, or stolen Security.

                  "Preferred Stock" means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Capital Stock of any other class in such Person.

                  "Prospectus" means the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Series A Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "Public Equity Offering" means any underwritten public offering of Capital Stock (other than Redeemable Capital Stock) pursuant to a registration statement that has been declared effective by the SEC (other than a registration statement on Form S-8 or any successor form or otherwise relating to equity securities issuable under any employee benefit plan of the Company).

                  "Purchase Money Obligation" means any Indebtedness secured by a Lien on assets related to the business of the Company and its Subsidiaries and any additions and accessions thereto, which are purchased at any time after the Securities are issued; provided that (i) the security agreement or conditional sales or other title retention contract pursuant to which the Lien on such assets is created (collectively a "Purchase Money Security Agreement") shall be entered into within 120 days after the purchase or substantial completion of the construction of such assets and shall at all times be confined solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom, (ii) at no time shall the aggregate principal amount of the outstanding Indebtedness secured thereby, be increased, except in connection with the purchase of additions and accession thereto and except in respect of fees and other obligations in respect of such Indebtedness, and (iii) (A) the aggregate outstanding principal amount of Indebtedness secured thereby (determined on a per asset basis in the case of any additions and accessions) shall not at the time such Purchase Money Security Agreement is entered into exceed 100% of the purchase price to the Company and its Subsidiaries of the assets subject thereto, or (B) the Indebtedness secured thereby shall be with recourse solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom.

                  "QIB" or "Qualified Institutional Buyer" means a qualified institution buyer under Rule 144A of the Securities Act.

                  "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

                  "Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of any event or passage of time would be, required to be redeemed prior to any

Stated Maturity of the principal of the Securities or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

                  "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

                  "Refinancing" means (i) the offering and sale of the Notes pursuant to the Indenture, (ii) the modification of the Bank Credit Facility, and (iii) the consummation of the tender offer by the Company for its 13% Notes outstanding prior to the Issue Date.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of October 7, 1997, among the Company and the Initial Purchasers.

                  "Registration Statement" means any registration statement of the Company which covers any of the Series A Securities or Series B Securities pursuant to the provisions of the Registration Rights Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means April 1 or October 1, as the case may be (whether or not a Business Day), immediately preceding such Interest Payment Date.

                  "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office of the Trustee or any agent of the Trustee appointed hereunder, including the chairman or vice chairman of the board of directors or the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers or any other officer appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "S&P" means Standard and Poor's Corporation or any successor rating agency.

                  "Sale and Leaseback Transaction" means any transaction or series of related transactions pursuant to which the Company or a Subsidiary sells or transfers any property or asset in connection with the leasing, or the resale against installment payments, of such property or asset to the seller or transferor.

                  "SEC" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if, at any time after the execution of the Indenture, the SEC is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Securities" has the meaning specified in the first recital of this Indenture.

                  "Securities Act" means the United States Securities Act of 1933, as amended, or any successor statute.

                  "Securitization Facility" means the asset-backed securities issued by the H&T Master Trust on December 13, 1996 in the aggregate principal amount of $160,000,000, as such facility in whole or in part, may be amended, renewed, extended, substituted, refinanced, restructured, replaced (including, without limitation, with bank financing secured by receivables), supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancing, restructurings, replacements, supplementations or other modifications of the foregoing).

                  "Senior Indebtedness" means the principal of, premium (if any) and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign Bankruptcy Law whether or not allowable as a claim in such proceeding) and all other monetary obligations on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date hereof or thereafter created, incurred or assumed, and whether at any time owing, actually or contingently, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, Senior Indebtedness shall include principal, premium (if any) and interest (including interest accruing after the filing of a petition initiating any proceedings under any state, federal or foreign Bankruptcy Laws whether or not allowable as a claim in such proceeding) and all other monetary obligations of every kind and nature of the Company from time to time owed under the Bank Credit Facility or under the Securitization Facility; provided, however, that any Indebtedness under any refinancing, refunding or replacement of the Bank Credit Facility or the Securitization Facility shall not constitute Senior Indebtedness to the extent the Indebtedness thereunder is by its express terms subordinate to any other Indebtedness of the Company. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness that is by its terms subordinate or junior in right of payment to any Indebtedness of the Company, (iii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of title 11 United States Code, is without recourse to the Company, (iv) Indebtedness which is represented by Redeemable Capital Stock, (v) any liability for foreign, federal, state, local or other tax owed or owing by the Company to the extent such liability constitutes Indebtedness, (vi) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries, and (vii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture.

                  "Senior Representative" means the agent, indenture trustee or other trustee or representative for any Senior Indebtedness.

                  "Series A Security" has the meaning stated in the first recital of this Indenture.

                  "Series B Security" has the meaning stated in the first recital of this Indenture.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to Section 2.2 of the Registration Rights Agreement, which covers all of the Registrable Securities (as defined in the Registration Rights Agreement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.9.

                  "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon means the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest, as the case may be, is due and payable.

                  "Subordinated Indebtedness" means Indebtedness of the Company which is by its terms expressly subordinated in right of payment to the Securities.

                  "Subsidiary" means any Person, a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries; provided that (i) any Unrestricted Subsidiary shall not be deemed a Subsidiary under the Indenture and (ii) any real estate investment trust in which the Company or any Subsidiary has invested pursuant to clause (ix) of the definition of "Permitted Investment" shall not be deemed a Subsidiary under this Indenture.

                  "Temporary Cash Investments" means (i) any evidence of Indebtedness, maturing not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof, and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (ii) any certificate of deposit (or, with respect to non-U.S. banking institutions, similar instruments) maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution that is a member of the Federal Reserve System or a commercial banking institution organized and located in a country recognized by the United States of America, in each case, that has combined capital and surplus and undivided profits of not less than $500,000,000 (or the foreign currency equivalent thereof), whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's Investors Service, Inc. ("Moody's") or any successor rating agency or "A-1" (or higher) according to Standard & Poor's Rating Group, a division of McGraw Hill, Inc. ("S&P") or any successor rating agency, (iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (iv) any money market deposit accounts or demand deposit accounts issued or offered by a domestic commercial bank or a commercial banking institution organized and located in a country recognized by the United States of America, in each case having capital and surplus in excess of $500,000,000 (or the foreign currency equivalent thereof); provided that the short-term debt of such commercial bank has a rating, at the time of Investment, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, and (v) any other Investments, that at any one time do not exceed $100,000 in the aggregate, issued or offered by any domestic commercial bank or any commercial banking institution organized and located in a country recognized by the United States of America.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute. References to sections of the Trust Indenture Act include successor statute sections dealing with the same subject.

                  "13% Notes" means the Senior Subordinated Notes Due 2003 of the Company.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that exists on the Issue Date and is so designated as an Unrestricted Subsidiary on a schedule attached to the Indenture, (ii) any subsidiary of the Company that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors, as provided below), and (iii) any subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any subsidiary of the Company (including any newly acquired or newly formed subsidiary) to be an

Unrestricted Subsidiary if all of the following conditions apply: (a) neither the Company nor any of its Subsidiaries provides credit support for Indebtedness of such Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), (b) such Unrestricted Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness or the Bank Credit Facility, (c) any Investment by the Company in such Unrestricted Subsidiary made as a result of designating such subsidiary an Unrestricted Subsidiary shall not violate the provisions described under Section 10.16 and such Unrestricted Subsidiary is not party to any agreement, contract, arrangement or understanding at such time with the Company or any other subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such other subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company or, in the event such condition is not satisfied, the value of such agreement, contract, arrangement or understanding to such Unrestricted Subsidiary shall be deemed an Investment, and (d) such Unrestricted Subsidiary does not own any Capital Stock in any subsidiary of the Company which is not simultaneously being designated an Unrestricted Subsidiary. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complies with the foregoing conditions and any Investment by the Company in such Unrestricted Subsidiary shall be deemed a Restricted Payment on the date of designation in an amount equal to the greater of (1) the net book value of such Investment or (2) the Fair Market Value of such Investment as determined in good faith by the Board of Directors. The Board of Directors may designate any Unrestricted Subsidiary as a Subsidiary; provided (i) that if such Unrestricted Subsidiary has any Indebtedness, that immediately after giving effect to such designation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness or Permitted Subsidiary Indebtedness) pursuant to the restrictions under Section 10.18, and (ii) that all Indebtedness of such Subsidiary shall be deemed to be incurred on the date such Unrestricted Subsidiary becomes a Subsidiary.

                  "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary means Indebtedness of such Unrestricted Subsidiary (a) as to which neither the Company nor any Subsidiary is directly or indirectly liable (by virtue of the Company or any such Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness), and (b) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Subsidiary to declare, a default on such Indebtedness of the Company or any Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

                  "Voting Stock" means Capital Stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                  "Wholly-Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than qualifying shares, if any) is owned by the Company or another Wholly-Owned Subsidiary.

                  Section 1.2. Other Definitions.
                               -----------------


                                                                      Defined in
         Term                                                          Section
         ----                                                         ----------

         "Act"                                                             1.5
         "Agent Members"                                                   3.6
         "Change of Control Offer"                                       10.13
         "Change of Control Purchase Date"                               10.13
         "Change of Control Purchase Notice"                             10.13
         "Change of Control Purchase Price"                              10.13
         "covenant defeasance"                                             4.3
         "Defaulted Interest"                                              3.9
         "defeasance"                                                      4.2
         "Defeasance Redemption Date"                                      4.4
         "Defeased Securities"                                             4.1
         "Excess Proceeds"                                               10.12
         "Global Securities"                                               2.1
         "incur"                                                          10.8
         "Incurrence Date"                                                10.8
         "Initial Period"                                                 13.3
         "Non-Global Purchasers                                            2.1
         "Non-payment Default"                                            13.3
         "Offer"                                                         10.12
         "Offer Date"                                                    10.12
         "Offered Price"                                                 10.12
         "Offshore Global Security"                                        2.1
         "Offshore Securities Exchange Date"                               2.1
         "Pari Passu Debt Amount"                                        10.12
         "Payment Blockage Period"                                        13.3
         "Payment Default"                                                13.3
         "Pari Passu Offer"                                              10.12
         "Permanent Offshore Physical Securities"                          2.1
         "Permitted Junior Securities"                                    13.2
         "Permitted Payment"                                              10.9
         "Physical Securities"                                             3.6
         "Private Placement Legend"                                        2.2
         "refinancing"                                                    10.9
         "Regulation S"                                                    2.1

         "Required Filing Dates"                                         10.17
         "Restricted Payments"                                            10.9
         "Rule 144A"                                                       2.1
         "Security Amount"                                               10.12
         "Security Register"                                               3.5
         "Security Registrar"                                              3.5
         "Special Payment Date"                                            3.9
         "Surviving Entity"                                                8.1
         "U.S. Global Security"                                            2.1
         "U.S. Government Obligations"                                     4.4
         "U.S. Physical Securities                                         2.1

                  Section 1.3. Compliance Certificates and Opinions.
                               -------------------------------------

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and each other obligor on the Securities shall furnish to the Trustee an Officers' Certificate in a form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel in a form and substance reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of any certificates and/or opinions is specifically required by any provision of this Indenture, relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement to the effect that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement to the effect that, in the opinion of each such individual or such firm, he has made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

                  Section 1.4. Form of Documents Delivered to Trustee.
                               ---------------------------------------

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to such matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any certificate or opinion of such an officer or of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or other obligor on the Securities with respect to such factual matters and which contains a statement to the effect that the information with respect to such factual matters is in the possession of the Company or other obligor on the Securities, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required, and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

                  Any certificate or opinion of an officer of the Company or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Company.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 1.5. Acts of Holders.
                               ----------------

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The ownership of Securities shall be proved by the Security Register.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company or any other obligor on the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

                  (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  Section 1.6. Notices, etc., to Trustee and the Company.
                               ------------------------------------------

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company or any other obligor on the Securities shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, by first-class mail postage prepaid (return receipt requested) or delivered in person or by recognized overnight courier to or with the Trustee at its Corporate Trust Office, Attention:

Corporate Trust Administration or at any other address furnished in writing prior thereto to the Holders, the Company or any other obligor on the Securities by the Trustee; or

                  (b) the Company shall be sufficient for every purpose (except as provided in Section 5.1(c)) hereunder if made, given, furnished or filed, in writing, by first-class mail postage prepaid (return receipt requested) or delivered in person or by recognized overnight courier, to or with the Company addressed to it at 8700 West Bryn Mawr Avenue, Chicago, Illinois 60633,
Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

                  Section 1.7. Notice to Holders; Waiver.
                               --------------------------

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Section 1.8. Conflict with Trust Indenture Act.
                               ----------------------------------

                  If and to the extent that any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  Section 1.9. Effect of Headings and Table of Contents.
                               -----------------------------------------

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.10. Successors and Assigns.
                                -----------------------

                  All covenants and agreements in this Indenture by the Company and any other obligor on the Securities shall bind their successors and assigns, whether so expressed or not.

                  Section 1.11. Separability Clause.
                                --------------------

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.12. Benefits of Indenture.
                                ----------------------

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebetedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.13. GOVERNING LAW.
                                --------------

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

                  Section 1.14. Legal Holidays.
                                ---------------

                  In any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at Maturity or the Stated Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

                  Section 1.15. Schedules.
                                ----------

                  All schedules attached hereto are by this reference made a part with the same effect as if herein set forth in full.

                  Section 1.16. Counterparts.
                                -------------

                  This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                    Section 1.17. No Recourse against Others.
                                  ---------------------------

                  A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability. Such waiver may not be effective to waive liabilities under federal securities laws and it is the view of the SEC that such a waiver is against public policy.


                                   ARTICLE II

                                 SECURITY FORMS

                  Section 2.1. Forms Generally.
                               ----------------

                  The Securities and the Trustee's certificate of authentication thereon shall be in substantially the forms set forth in this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  Initial Securities offered and sold in reliance on Rule 144A under the Securities Act ("Rule 144A") shall be issued initially in the form of one or more permanent global Securities substantially in the form set forth in Section 2.2 (the "U.S. Global Security") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Initial Securities held by QIBs who elect to take physical delivery of their certificates instead of holding their interest through the U.S. Global Security (collectively, the "Non-Global Purchasers"), will be in registered form without interest coupons (the "U.S. Physical Securities"). Upon the transfer of U.S. Physical Securities, which were initially issued to a Non-Global Purchaser, to a QIB, such U.S. Physical Securities will, unless the transferee requests otherwise or the U.S. Global Security has previously been exchanged in whole for U.S. Physical Securities, be exchanged for an interest in the U.S. Global Security.

                  Initial Securities offered and sold in reliance on Regulation S under the Securities Act ("Regulation S") shall be issued initially in the form of a global note certificate substantially in the form set forth in Section
2.2 (the "Offshore Global Security" and, together with the U.S. Global Security, the "Global Securities"). The Offshore Global Security will be deposited with the Trustee, as custodian for the Depositary, and will be registered in the name of the Depositary until the later of the completion of the distribution of the Initial Securities and the termination of the "restricted period" (as defined in Regulation S) with respect to the offer and sale of the Initial Securities (the "Offshore Securities Exchange Date"). Prior to the Offshore Securities Exchange Date, transfers of beneficial interests in the Offshore Global Security can only be effected through the Depositary in accordance with the requirements of
Section 3.7 hereof. At any time following the Offshore Securities Exchange Date (but in no event before such date), upon receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit A hereto, the Company shall execute, and the Trustee shall authenticate and deliver, one or more permanent certificated Securities in registered form substantially in the form set forth in Section 2.2 (the "Permanent Offshore Physical Securities"), in exchange for the surrender of a Holder's beneficial ownership interest in the Offshore Global Security of like tenor and amount.

                  Section 2.2. Form of Face of Security.
                               -------------------------

                  (a) The form of the face of any Series A Securities authenticated and delivered hereunder shall be substantially as follows:

                  Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for a Series B Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, then (A) the U.S. Global Security and each U.S. Physical Security shall bear the legend set forth below (the "Private Placement Legend") on the face thereof and (B) the Offshore Global Security and each Permanent Offshore Physical Security shall bear the Private Placement Legend on the face thereof until at least 41 days after the Issue Date.

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION PURSUANT TO RULE 903 OR 904 OF REGULATION S, (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN

                  ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  [Each global security, whether or not an initial security, shall also bear the following legend on the face thereof:]

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.6 AND 3.7 OF THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED

                  REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     BALLY TOTAL FITNESS HOLDING CORPORATION

                              --------------------

               9-7/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A

                                                            CUSIP NO. __________

No. ________________                                        $___________________

                  Bally Total Fitness Holding Corporation, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of ______ United States dollars on October 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon from October 7, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on April 15 and October 15 in each year, commencing April 15, 1998 at the rate of 9-7/8% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Holder of this Series A Security is entitled to the benefits of the Registration Rights Agreement (the "Registration Rights Agreement") among the Company and the Initial Purchasers, dated October 7, 1997, pursuant to which, subject to the terms and conditions thereof, the Company is obligated to consummate the Exchange Offer pursuant to which the Holder of this Security shall have the right to exchange this Security for the Company's 9-7/8% Senior Subordinated Notes due 2007, Series B (herein called the "Series B Securities") in like principal amount as provided therein. The Series A Securities and the Series B Securities are together referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

                  In the event that (a) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 30th day following the date of original issue of the Series A Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 90th day following the date of original issue of the Series A Securities, or (c) the Exchange Offer is not consummated on or prior to the 120th day following the date of original issue of the Series A Securities or a Shelf Registration Statement is not declared effective on or prior to the 120th day following the date of original issue of the Series A Securities (or, if a Shelf Registration Statement is required to be filed because of the request by any Initial Purchaser, 30 days following the request by any such Initial Purchaser that the Company file the Shelf Registration Statement) (each such event referred to in clauses (a) through (c) above, a "Registration Default"), the interest rate borne by the Series A Securities (except in the case of clause (c), in which case only the Series A Securities which have not been exchanged in the Exchange Offer) shall be increased by an amount equal to one-quarter of one percent (0.25%) per annum upon the occurrence of any

Registration Default, which rate (as increased as aforesaid) will increase by an additional one quarter of one percent (0.25%) each 90-day period that such additional interest continues to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. Following the cure of all Registration Defaults the accrual of additional interest will cease and the interest rate will revert to the original rate.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business
Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series A Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                  Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for that purpose (which initially will be the Corporate Trust Office of the Trustee), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

                                         BALLY TOTAL FITNESS HOLDING CORPORATION


                                         By:
                                            --------------------------------
                                         Title:
                                               -----------------------------



Attest:



---------------------------
    Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the 9-7/8% Senior Subordinated Notes due 2007, Series A referred to in the within-mentioned Indenture.


                                               FIRST TRUST NATIONAL ASSOCIATION,
                                                 as Trustee


                                               By:
                                                  --------------------------
                                                      Authorized Signer


Dated:

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Company pursuant to Section 10.12 or Section 10.13, as applicable, of the Indenture, check the Box: [ ].

                  If you wish to have a portion of this Security purchased by the Company pursuant to Section 10.12 or Section 10.13 as applicable, of the Indenture, state the amount (in original principal amount): $_________________

Date:_______________               Your Signature:____________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:_______________________________

[Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

                  (b) The form of the face of any Series B Securities authenticated and delivered hereunder shall be substantially as follows:

                  [Each global security, whether or not an initial security, shall also bear the following legend on the face thereof:]

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.6 AND 3.7 OF THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     BALLY TOTAL FITNESS HOLDING CORPORATION

                              ---------------------

               9-7/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

                                                            CUSIP NO. __________

No. ________________                                        $___________________


                  Bally Total Fitness Holding Corporation, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of ______ United States dollars on October 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon from October 7, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on April 15 and October 15 in each year, commencing April 15, 1998 at the rate of 9-7/8% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided that to the extent interest has not been paid or duly provided for with respect to the Series A Security exchanged for this Series B Security, interest on this Series B Security shall accrue from the most recent Interest Payment Date to which interest on the Series A Security which was exchanged for this Series B Security has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  This Series B Security was issued pursuant to the Exchange Offer pursuant to which the Company's 9-7/8% Senior Subordinated Notes due 2007, Series A (herein called the "Series A Securities") in like principal amount were exchanged for the Series B Securities. The Series B Securities rank pari passu in right of payment with the Series A Securities.

                  In addition, for any period in which the Series A Security exchanged for this Series B Security was outstanding, in the event that (a) the Exchange Offer Registration Statement was not filed with the SEC on or prior to the 30th day following the date of original issue of the Series A Security, (b) the Exchange Offer Registration Statement was not declared effective on or prior to the 90th day following the date of original issue of the Series A Security, or (c) the Exchange Offer was not consummated on or prior to the 120th day following the date of original issue of the Series A Security or a Shelf Registration Statement was not declared effective on or prior to the 120th day following the date of original issue of the Series A Security (or, a Shelf Registration Statement was required to be filed 30 days following a request by an Initial Purchaser) (each such event referred to in clauses (a) through (c) above, a "Registration Default"), the interest rate borne by the Series A Securities (except in the case of clause (c), in which case only the Series A Securities which have not been exchanged in the Exchange Offer) was increased by one-quarter of one percent (0.25%) per annum upon the occurrence of the Registration Default, which rate (as increased as aforesaid) will increase by an additional one-quarter of one percent (0.25%) each 90-day period that such additional interest continues to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. Following the cure of all Registration Defaults the accrual of additional interest will cease and the interest rate will revert to the original rate; provided that, to the extent interest at such increased interest rate has been paid or duly provided for with respect to the Series A Security, interest at such increased interest rate, if any, on this Series B Security shall accrue from the most recent Interest Payment Date to which such interest on the Series A Security has been paid or duly provided for; provided, however, that, if after any such reduction in interest rate, a different event specified in clause (a),
(b) or (c) above occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business
Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series B Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                  Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for such purpose (which initially will be the Corporate Trust Office of the Trustee), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.


                                         BALLY TOTAL FITNESS HOLDING CORPORATION


                                         By:
                                            --------------------------------
                                         Title:
                                                ----------------------------



Attest:



--------------------------
    Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the 9-7/8% Senior Subordinated Notes due 2007, Series B referred to in the within-mentioned Indenture.


                                      FIRST TRUST NATIONAL ASSOCIATION,
                                      as Trustee


                                      By:
                                         -------------------------------
                                                Authorized Signer

Dated:

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Company pursuant to Section 10.12 or Section 10.13, as applicable, of the Indenture, check the Box: [ ]

                  If you wish to have a portion of this Security purchased by the Company pursuant to Section 10.12 or Section 10.13 as applicable, of the Indenture, state the amount (in original principal amount): $___________


Date:____________                     Your Signature:__________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:________________________________

[Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

                  Section 2.3. Form of Reverse of Securities.
                               ------------------------------

                  (a) The form of the reverse of the Series A Securities shall be substantially as follows:

                     BALLY TOTAL FITNESS HOLDING CORPORATION
               9-7/8% Senior Subordinated Notes due 2007, Series A

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 9-7/8% Senior Subordinated Notes due 2007, Series A (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount limited to $225,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of October 7, 1997, between the Company and First Trust National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

                  The Securities are subject to redemption at any time on or after October 15, 2002, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning on October 15, of the years indicated below:


                                                    Redemption
        Year                                           Price
        ----                                        ----------

        2002.......................................  104.938%
        2003.......................................  103.292%
        2004.......................................  101.646%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

                  If less than all of the Securities or Series B Securities are to be redeemed, the Trustee shall select the Securities and Series B Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable

                  Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

                  In addition, at any time on or prior to October 15, 2000, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of Securities originally issued under the Indenture at a redemption price equal to 109.875% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least $146,250,000 aggregate principal amount of Securities and Series B Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 60 days after the related Public Equity Offering and must consummate such redemption within 90 days of the closing of the Public Equity Offering.

                  Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale (which proceeds are not used to permanently repay any Senior Indebtedness or invested in properties or other assets that replace the properties and assets that were the subject of the Asset Sale or which will be used in the businesses of the Company or its Subsidiaries existing on the date of the Indenture or in businesses reasonably related or complementary thereto) exceeds a specified amount, the Company will be required to set aside such proceeds in a separate account pending an offer by the Company to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

                  In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The Securities are not entitled to the benefit of any sinking fund.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities and Series B Securities at the time Outstanding, on behalf of the Holders of all the Securities and Series B Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or wavier is made upon this Security.

                  The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of all Senior Indebtedness of the Company whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustees his attorney-in-fact for such purpose.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  If this Series A Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  If this Series A Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange this Series A Security for a Book-Entry Security by instructing the Trustee (by completing the Transferee Certificate in the form in Appendix I) to arrange for such Series A Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository unless the Company has elected not to issue a Global Security.

                  If this Series A Security is a Global Security, it is exchangeable for a Series A Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in a Global Security if (x) the Depository notifies the Company that it is unwilling or unable to continue as depository for a Global Security and a successor depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series A Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Series A Securities would be required to include the Private Placement Legend.

                  Series A Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

                  At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF).

                  All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  [The Transferee Certificate, in the form of Appendix I hereto, will be attached to the Series A Security.]

                  (b) The form of the reverse of the Series B Securities shall be substantially as follows:



                     BALLY TOTAL FITNESS HOLDING CORPORATION
               9-7/8% Senior Subordinated Notes due 2007, Series B

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 9-7/8% Senior Subordinated Notes due 2007, Series B (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount limited to $225,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of October 7, 1997, between the Company and First Trust National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

                  The Securities are subject to redemption at any time on or after October 15, 2002, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning October 15 of the years indicated below:


                                                 Redemption
      Year                                         Price
      ----                                       ----------

      2002......................................  104.938%
      2003......................................  103.292%
      2004......................................  101.646%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

                  If less than all of the Securities or Series A Securities are to be redeemed, the Trustee shall select the Securities and Series A Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

                  Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer and in accordance with the procedures set forth in the Indenture.

                  In addition, at any time on or prior to October 15, 2000, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of Securities originally issued under the Indenture at a redemption price equal to 109.875% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least $146,250,000 aggregate principal amount of Securities and Series A Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 60 days after the related Public Equity Offering and must consummate such redemption within 90 days of the closing of the Public Equity Offering.

                  Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale (which proceeds are not used to permanently repay any Senior Indebtedness or invested in properties or other assets that replace the properties and assets that were the subject of the Asset Sale or which will be used in the businesses of the Company or its Subsidiaries existing on the date of the Indenture or in businesses reasonably related or complementary thereto) exceeds a specified amount, the Company will be required to set aside such proceeds in a separate account pending an offer by the Company to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

                  In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The Securities are not entitled to the benefit of any sinking fund.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities and Series A Securities at the time Outstanding, on behalf of the Holders of all the Securities and Series A Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

         The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of all Senior Indebtedness of the Company whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  If this Series B Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series B Security is registrable on the Security Register of the Company, upon surrender of this Series B Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Series B Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  If this Series B Security is a U.S. Global Security, it is exchangeable for a Series B Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the U.S. Global Security if (x) the Depository notifies the Company that it is unwilling or unable to continue as depository for the U.S. Global Security and a successor depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series B Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

                  Series B Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF).

                  All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  [The Transferee Certificate, in the form of Appendix II hereto, will be attached to the Series B Security.]


                                   ARTICLE III

                                 THE SECURITIES

                  Section 3.1. Title and Terms.
                               ----------------

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $225,000,000 in principal amount of Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 9.6, 10.12,
10.13 or 11.8.

                  The Securities shall be known and designated as the "9-7/8% Senior Subordinated Notes due 2007" of the Company. The Stated Maturity of the Securities shall be October 15, 2007, and the Securities shall each bear interest at the rate of 9-7/8% per annum, as such interest rate may be adjusted as set forth in the Securities, from October 7, 1997, or from the most recent Interest Payment Date to which interest has been paid, payable semiannually on April 15 and October 15 in each year, commencing April 15, 1998, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

                  The principal of, premium, if any, and interest on, the Securities shall be payable and the Securities will be exchangeable and transferable at an office or agency of the Company in The City of New York maintained for such purposes (which initially will be the Corporate Trust Office of the Trustee) or at such other office or agency as may be maintained for such purpose; provided, however, that payment of interest may be made at the option of the Company by check mailed to addresses of the Person entitled thereto as such addresses shall appear on the Security Register.

                  For all purposes hereunder, the Series A Securities and the Series B Securities will be treated as one class and are together referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

                  The Securities shall be subject to repurchase by the Company pursuant to an Offer as provided in Section 10.12.

                  Holders shall have the right to require the Company to purchase their Securities, in whole or in part, in the event of a Change of Control pursuant to Section 10.13.

                  The Securities shall not be entitled to the benefits of any sinking fund,


                  The Securities shall be redeemable as provided in Article XI and in the Securities.

                  At the election of the Company, the entire Indebtedness on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article IV.

                  Section 3.2. Denominations.
                               --------------

                  The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

                  Section 3.3. Execution, Authentication, Delivery and Dating.
                               -----------------------------------------------

                  The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signatures of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as provided in this Indenture and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its duly authorized signataries, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  In case the Company or any of its Subsidiaries, pursuant to
Article VIII, shall, in a single transaction or through a series of related transactions, be consolidated or merged with or into any other Person or shall sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have participated in the sale, assignment, conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VIII, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 3.3 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

                  If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates such Security such Security shall be valid nevertheless.

                  Section 3.4. Temporary Securities.
                               ---------------------

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  Section 3.5. Registration, Registration of Transfer and
                               ------------------------------------------
Exchange.
---------

                  The Company shall cause the Trustee to keep, so long as it is the Security Registrar, at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office or in any other office or agency designated pursuant to Section
10.2 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may change the Security Registrar or appoint one or more co-Security Registrars without notice.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.2, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount.

                  Furthermore, any Holder of the U.S. Global Security or the Offshore Global Security shall, by acceptance of either such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in a Security shall be required to be reflected in a book entry.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, Securities of the same series which the Holder making the exchange is entitled to receive: provided that no exchange of Series A Securities for Series B Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the SEC and that the Series A Securities exchanged for the Series B Securities shall be canceled.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer, or for exchange, repurchase or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any registration of transfer, exchange or redemption of Securities, except for any tax or other governmental charge that may be imposed in connection therewith, other than exchanges pursuant to Sections 3.3, 3.4, 3.5, 9.6, 10.12, 10.13 or
11.8 not involving any transfer.

                  The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

                  Every Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Security pursuant to Section 2.2, and the restrictions set forth in this Section 3.5, and the Holder of each Security, by such Holder's acceptance thereof (or interest therein), agrees to be bound by such restrictions on transfer.

                  The restrictions imposed by this Section 3.5 upon the transferability of any particular Security shall cease and terminate on (a) the later of October 7, 1999 or two years after the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any predecessor of such Security) or (b) (if earlier) if and when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 or Rule 904 under the Securities Act (or any successor provision), unless the Holder thereof is an affiliate of the Company, within the meaning of Rule 144 (or such successor provisions). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Security for exchange to the Security Registrar in accordance with the provision of this Section 3.5 (accompanied, in the event that such restrictions on transfer have terminated pursuant to Rule 144 or Rule 904 (or any successor provision), by an Opinion of Counsel satisfactory to the Company and the Trustee, to the effect that the transfer of such Security has been made in compliance with Rule 144 or Rule 904 (or any such successor provision)), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the Private Placement Legend. The

Company shall inform the Trustee of the effective date of any Registration Statement registering the Securities under the Securities Act no later than two Business Days after such effective date.

                  Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any U.S. Global Security or Offshore Global Security, whether pursuant to this Section 3.5, Section 3.4, 3.8, 9.6 or 11.8 or otherwise, shall also be a U.S. Global Security or Offshore Global Security, as the case may be, and shall bear the legend specified in Section 2.2.

                  Section 3.6. Book-Entry Provisions for Global Securities.
                               --------------------------------------------

                  (a) The Global Securities initially shall (i) be registered in the name of the Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for the Depositary and (iii) bear legends as set forth in Section 2.2.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary, or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                  (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.7. Beneficial owners may obtain U.S. Physical Securities in exchange for their beneficial interests in the U.S. Global Security upon request in accordance with the Depositary's and the Security Registrar's procedures. In addition, at any time following the Offshore Securities Exchange Date, upon receipt by the Trustee and the Company of a certificate substantially in the Form of Exhibit A hereto, the Company shall execute, and the Trustee shall authenticate and deliver to beneficial owners, in exchange for their beneficial interest in the Offshore Global Security, Permanent Offshore Physical Securities (together with the U.S. Physical Securities, the "Physical Securities"). In connection with the execution, authentication and delivery of either of such Physical Securities, the Security Registrar shall reflect on its books and records a decrease in the principal amount of the relevant Global Security equal to the principal amount of such Physical Securities and the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities having an equal aggregate principal amount.

                  In addition, Physical Securities shall be issued to all beneficial owners in exchange for their beneficial interests in a Global Security if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a depositary for a Global Security and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary.

                  (c) In connection with any transfer of a portion of the beneficial interest in a Global Security pursuant to subsection (b) of this Section to beneficial owners who are required to hold Physical Securities, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount.

                  (d) In connection with the transfer of an entire Global Security to beneficial owners pursuant to subsection (b) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary, in exchange for its beneficial interest in the U.S. Global Security or Offshore Global Security, as the case may be, an equal aggregate principal amount of U.S. Physical Securities or Permanent Offshore Physical Securities, as the case may be, of authorized denominations.

                  (e) Any Physical Security delivered in exchange for an interest in Global Securities pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided by paragraph (a)(i)(x) and paragraph (f) of Section 3.7, bear the Private Placement Legend.

                  (f) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  Section 3.7. Special Transfer Provisions.
                               ----------------------------

                  Unless and until (i) an Initial Security is sold under an effective Registration Statement, or (ii) an Initial Security is exchanged for a Series B Security in connection with the Exchange Offer, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply:

                  (a) Transfers to non-QIB institutional "accredited investors" (as defined in Rule 501(a) (1), (2), (3) and (7) under the Securities Act). The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to an institutional

"accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) which is not a QIB (excluding Non-U.S. Persons):

                           (i) The Security Registrar shall register the
                  transfer of any Initial Security whether or not such Initial Security bears the Private Placement Legend, if (x) the requested transfer is at least two years after the Issue Date of the Initial Securities or (y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of Exhibit B hereto.

                           (ii) If the proposed transferor is an Agent Member
                  holding a beneficial interest in a Global Security, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the applicable Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to a QIB (excluding Non-U.S. Persons):

                           (i) If the Security to be transferred consists of
                  Physical Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to the transferee who has signed the certification provided for on the form of Initial Security, stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                           (ii) If the proposed transferee is an Agent Member,
                  and the Initial Security to be transferred consists of Physical Securities which after transfer are to be evidenced by an interest in the U.S. Global Security, upon receipt by the

                  Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Security so transferred

                           (iii) If the Security to be transferred consists of
                  an interest in the U.S. Global Security, and the proposed transferee is a Agent Member, the Security Registrar shall reflect such transfer on its books and records.

                  (c) Transfers by Non-U.S. Persons on or Prior to November 17, 1997. The following provisions shall apply with respect to registration of any proposed transfer of an Initial Security by a Non-U.S. Person on or prior to November 17, 1997:

                           (i) If the proposed transferee is (x) a Non-U.S.
                  Person and the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit C hereto or (y) a QIB and the proposed transferor has advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has advised the Company and the Security Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A, upon instructions given in accordance with the Depositary's procedures, the Security Registrar shall register the transfer of any Initial Security by reflecting on its books and records a decrease in the principal amount at maturity of the Offshore Global Security in an amount equal to the beneficial interest in such Global Security so transferred.

                           (ii) If the proposed transferee is a Agent Member,
                  upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount at maturity of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the Offshore Global Security to be transferred, and the Trustee shall decrease the principal amount at maturity of the Offshore Global Security represented by the beneficial interest therein so transferred.

                  (d) Transfers by Non-U.S. Persons on or after November 17, 1997. The following provisions shall apply with respect to any transfer of an Initial Security by a Non-U.S. Person on or after November 17, 1997:

                           (i) If the Initial Security to be transferred is a
                  Permanent Offshore Physical Security, the Security Registrar shall register such transfer.

                           (ii) If the proposed transferee is an Agent Member,
                  upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Permanent Offshore Physical Security to be transferred, and the Trustee shall cancel the Permanent Offshore Physical Security so transferred.

                  (e) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of an Initial Security to a Non-U.S. Person:

                           (i) Prior to November 17, 1997, and subject to (ii)
                  below, the Security Registrar shall register any proposed transfer of an Initial Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit C hereto from the proposed transferor, by reflecting on its books and records an increase in the principal amount at maturity of the Offshore Global Security in an amount equal to the principal amount of the Securities transferred.

                           (ii) If the proposed transferor is an Agent Member
                  holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (x) the document, if any, required by paragraph (i), and (y) instructions in accordance with the Depositary's and the Security Registrar's procedures thereof, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security transferred, and an increase in the same amount to the principal amount at maturity of the Offshore Global Security.

                           (iii) On and after November 17, 1997, and subject to
                  paragraph (iv) below, the Security Registrar shall register any proposed transfer to any Non-U.S. Person (x) if the Initial Security to be transferred is a Permanent Offshore Physical Security, or (y) if the Initial Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form of Exhibit C from the proposed transferor and (z) in the case of any of clause (x) or (y), the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

                           (iv) If the proposed transferor is an Agent Member
                  holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (x) the document, if any, required by paragraph (iii), and (y) instructions in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

                  (f) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraphs (a)(i)(x), (d)(i) or (e)(iii) of this Section 3.7 exist or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (g) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.6 or this Section 3.7. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                  Section 3.8. Mutilated, Destroyed, Lost and Stolen Securities.
                               -------------------------------------------------

                  If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, any other obligor on the Securities and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company, any other obligor on the Securities or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Request the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

                  Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and any other obligor on the Securities, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 3.9. Payment of Interest; Interest Rights Preserved.
                               -----------------------------------------------

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name the Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on the Stated Maturity of such interest, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or an relevant Predecessor Securities) are registered at the close of business on a Special Record Date for the Payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Subsection. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the Special Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section 3.9, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 3.10. CUSIP Numbers.
                                --------------

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Company, or the Trustee on behalf of the Company, shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and provided further, however, that failure to use CUSIP numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

                  Section 3.11. Persons Deemed Owners.
                                ----------------------

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any and (subject to Section 3.9) interest on, such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Section 3.12. Cancellation.
                                -------------

                  All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.12, except as expressly permitted by this Indenture. If requested by the Company, all canceled Securities held by the Trustee shall be returned to the Company. The Trustee shall provide the Company a list of all Securities that have been canceled from time to time as requested by the Company.

                  Section 3.13. Computation of Interest.
                                ------------------------

                  Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.


                                   ARTICLE IV

                       DEFEASANCE AND COVENANT DEFEASANCE

                  Section 4.1. Company's Option to Effect Defeasance or Covenant
                               -------------------------------------------------
                  Defeasance.
                  -----------

                  The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 4.2 or
Section 4.3 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this
Article IV.

                  Section 4.2. Defeasance and Discharge.
                               -------------------------

                  Upon the Company's exercise under Section 4.1 of the option applicable to this Section 4.2, the Company and any other obligor on the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in
Section 4.4 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and any other obligor on the Securities shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.5 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 4.4 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on, such Securities, when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 3.4, 3.5, 3.8, 10.2 and 10.3, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 6.7, and (d) this Article IV. Subject to compliance with this Article IV, the Company may exercise its option under this Section 4.2 notwithstanding the prior exercise of its option under Section 4.3 with respect to the Securities.

                  Section 4.3. Covenant Defeasance.
                               --------------------

                  Upon the Company's exercise under Section 4.1 of the option applicable to this Section 4.3, the Company and any other obligor on the Securities shall be released from its obligations under any covenant or provision contained or referred to in Sections 10.4 through 10.18, inclusive, and the provisions of Article VIII with respect to the Defeased Securities on and after the date the conditions set forth in Section 4.4 below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and any other obligor on the Securities may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Sections 5.1(c), (d), (e) or (f), but, except as specified in this Indenture, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby. In the event covenant defeasance occurs, the Events of

Default specified in Sections 5.1(e) and (f) will no longer constitute Events of Default with respect to the Securities.

                  Section 4.4. Conditions to Defeasance or Covenant Defeasance.
                               ------------------------------------------------

                  The following shall be the conditions to application of either
Section 4.2 or Section 4.3 to the Securities to be defeased:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) United States dollars in an amount, (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms and with no further reinvestment will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest on, the Securities to be defeased, on the Stated Maturity of such principal or interest (or on any date after October 15, 2002 (such date being referred to as the "Defeasance Redemption Date") if at or prior to electing to exercise either its option applicable to Section 4.2 or its option applicable to
Section 4.3, the Company has delivered to the Trustee an irrevocable notice to redeem all of the Outstanding Securities on the Defeasance Redemption Date). For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;

                  (2) In the case of an election under Section 4.2, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (3) In the case of an election under Section 4.3, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                  (4) No Default or Event of Default (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) shall have occurred and be continuing on the date of such deposit or insofar as Section 5.1(g) or (h) is concerned, at any time during the period ending on the 91st day after the date of deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (5) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest for purposes of the Trust Indenture Act with respect to any other securities of the Company;

                  (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, (A) this Indenture or
(B) any other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound, if such breach, violation, or default thereof would have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                  (7) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder;

                  (8) The Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that after the 91st day following the deposit, the trust funds will not be subject to avoidance under Section 547 of the United States Bankruptcy Code (or any successor provision thereto) and related judicial decisions;

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others;

                  (10) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit; and

                  (11) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 4.2 or the covenant defeasance under Section 4.3 (as the case may be) have been complied with.

                  Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee and may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with.

                  Section 4.5. Deposited Money and U.S. Government Obligations
                               -----------------------------------------------
to Be Held in Trust; Other Miscellaneous Provisions..
-----------------------------------------------------

                  Subject to the provisions of the last paragraph of Section 10.3, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.4 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Company or any of its Affiliates acting as Paying Agent), as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of the Defeased Securities.

                  Anything in this Article IV to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 4.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

                  Section 4.6. Reinstatement.
                               --------------

                  If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 4.2 or 4.3, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 4.2 or 4.3, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with
Section 4.2 or 4.3, as the case may be; provided, however, that if the Company makes any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent.


                                    ARTICLE V

                                    REMEDIES

                  Section 5.1. Events of Default.
                               ------------------

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) there shall be a default in the payment of any interest on any Security when it becomes due and payable, and such default shall continue for a period of 30 days;

                  (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise);

                  (c) there shall be a default in the performance, or breach, of any covenant or agreement of the Company under this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clauses (a), (b) or (d) of this Section 5.1) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities, which notice shall specify that it is a "notice of default" and shall demand that such a default be remedied;

                  (d) (i) there shall be a default in the performance or breach of the provisions of Article VIII; (ii) the Company shall have failed to make or consummate an Offer required in accordance with the provisions of Section 10.12; or (iii) the Company shall have failed to make or consummate a Change of Control Offer required in accordance with the provisions of Section 10.13;

                  (e) one or more defaults shall have occurred under any of the agreements, indentures or instruments under which the Company or any Subsidiary then has outstanding Indebtedness in excess of $10,000,000, individually or in the aggregate, and either (a) such default results from the failure to pay such Indebtedness at its stated final maturity or (b) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness;

                  (f) one or more judgments, orders or decrees for the payment of money in excess of $10,000,000 either individually or in the aggregate, shall be rendered against the Company or any Subsidiary or any of their respective properties and shall not be discharged and either (a) any creditor shall have commenced an enforcement proceeding upon such judgment, order or decree or (b) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment, order or decree, by reason of an appeal or otherwise, shall not be in effect; provided that the amount of such money judgment, order or decree shall be calculated net of any insurance coverage that the Company has determined in good faith is available in whole or in part with respect to such money judgment, order or decree;

                  (g) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company or any Significant Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their respective affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect for a period of 60 consecutive days; or

                  (h) (1) the Company or any Significant Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (2) the Company or any Significant Subsidiary consents to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (3) the Company or any Significant Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (4) the Company or any Significant Subsidiary (A) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or such Significant Subsidiary or of any substantial part of their respective properties, (B) makes an assignment for the benefit of creditors or (C) admits in writing its inability to pay its debts generally as they become due, or (5) the Company or any Significant Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (h).

                  Section 5.2. Acceleration of Maturity; Rescission and
                               ----------------------------------------
Annulment.
----------

                  If an Event of Default (other than an Event of Default specified in Sections 5.1(g) and (h) with respect to the Company) shall occur and be continuing with respect to this Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all Securities to be due and payable, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Securities) and upon any such declaration, such principal, premium, if any, and interest shall become due and payable immediately. If an Event of Default specified in clause (g) or (h) of Section
5.1 occurs with respect to the Company and is continuing, then all the Securities shall ipso facto become and be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. Thereupon, the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judiciary proceedings.

                  After such declaration of acceleration with respect to the Securities, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (i) all sums paid or advanced by the Trustee under
                  this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                           (ii) all overdue interest on all Outstanding
                  Securities,

                           (iii) the principal of and premium, if any, on any
                  Outstanding Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                           (iv) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate borne by the Securities; and

                  (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13. No such rescission shall affect any subsequent Default or impair any right consequent thereon.

                  If payment of the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the agent under the Bank Credit Facility of the acceleration. If any indebtedness under the Bank Credit Facility is outstanding, the Company may not pay the Securities until five Business Days after the agent under the Bank Credit Facility receives notice of such acceleration, and, thereafter, may pay the Securities only if this Indenture otherwise permits payments at that time.

         Section 5.3. Collection of Indebtedness and Suits for Enforcement by
                      -------------------------------------------------------
Trustee.
--------

                  The Company covenants that if:

                  (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of, premium, if any, on any Security at the Stated Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor on the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor on the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, subject however to Section 5.12. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

                  Section 5.4. Trustee May File Proofs of Claim.
                               ---------------------------------

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor on the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 5.5. Trustee May Enforce Claims without Possession of
                               ------------------------------------------------
Securities.
-----------

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  Section 5.6. Application of Money Collected.
                               -------------------------------

                  Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST: To the payment of all amounts due the Trustee
                  under Section 6.7;

                           SECOND: Subject to Article Thirteen, to the payment
                  of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest; and

                           THIRD: The balance, if any, to the Person or Persons
                  entitled thereto, including the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

                  Section 5.7. Limitation on Suits.
                               --------------------

                  No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee an indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 30 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

                  Section 5.8. Unconditional Right of Holders to Receive
                               -----------------------------------------
Principal, Premium and Interest.
--------------------------------

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right based on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.9) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the repurchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  Section 5.9. Restoration of Rights and Remedies.
                               -----------------------------------

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, any other obligor on the Securities, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 5.10. Rights and Remedies Cumulative.
                                -------------------------------

                  Except as provided in Section 3.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.11. Delay or Omission Not Waiver..
                                ------------------------------

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 5.12. Control by Holders.
                                -------------------

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture (including, without limitation, Section 5.7) or expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein; and

                  (b) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 5.13. Waiver of Past Defaults.
                                ------------------------

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all Outstanding Securities waive any past Default hereunder and its consequences, except a Default

                  (a) in the payment of the principal of, premium, if any, or interest on any Security; or

                  (b) in respect of a covenant or a provision hereof which under this Indenture cannot be modified or amended without the consent of the Holder of each Security Outstanding affected by such modification or amendment.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  Section 5.14. Undertaking for Costs.
                                ----------------------

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                  Section 5.15. Waiver of Stay, Extension or Usury Laws.
                                ----------------------------------------

                  Each of the Company and any other obligor on the Securities covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company and any other obligor on the Securities (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 5.16. Remedies Subject to Applicable Law.
                                -----------------------------------

                  All rights, remedies and powers provided by this Article V may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.




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



                                   ARTICLE VI

                                   THE TRUSTEE

                  Section 6.1. Duties of Trustee.
                               ------------------

                  Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

                  (a) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

                  (b) except during the continuance of a Default or an Event of
Default:

                           (1) the Trustee need perform only those duties as are
                  specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

                           (2) in the absence of bad faith or willful misconduct
                  on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture;

                  (c) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) this Subsection (c) does not limit the effect of
                  Subsection (b) of this Section 6.1;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (3) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture;

                  (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (e) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to Subsections (a), (b), (c) and (d) of this Section 6.1; and

                  (f) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

                  Section 6.2. Notice of Defaults.
                               -------------------

                  Within 90 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders and any other Persons entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

                  Section 6.3. Certain Rights of Trustee.
                               --------------------------

                  Subject to the provisions of Section 6.1 hereof and Trust Indenture Act Sections 315(a) through 315(d):

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) the Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation so requested by the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate; and

                  (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (i) Notwithstanding anything to the contrary herein, the Trustee shall have no duties to review any Officers' Certificates, Board Resolutions, Opinions of Counsel, financials or other documents furnished to it by the Company for purposes of determining compliance with any provisions of this Indenture.

                  (j) The Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article X. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except
(i) any Event of Default occurring pursuant to Sections 5.01(a), 5.01(b) and
10.1 or (ii) any Default or Event of Default to which the Trustee shall have received written notification or obtained actual knowledge.

                  Section 6.4. Trustee Not Responsible for Recitals,
                               -------------------------------------
Dispositions of Securities or Application of Proceeds Thereof.
--------------------------------------------------------------

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof nor shall the Trustee be responsible for any statement in any registration statement for the Securities under the Securities Act or responsible for the determination as to which beneficial owners are entitled to receive notices hereunder.

                  Section 6.5. Trustee and Agents May Hold Securities;
                               ---------------------------------------
Collections; etc.
-----------------

                  The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Sections 6.8 and 6.13 hereof and Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

                  Section 6.6. Money Held in Trust.
                               --------------------

                  All moneys received by the Trustee shall, until used or applied as herein provided, and subject to Article XIII, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article IV, the Trustee shall, upon request by the Company, invest all moneys received by the Trustee, until used or applied as herein provided, in Temporary Cash Investments in accordance with the directions of the Company. The Trustee shall be under no liability to the Company for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  Section 6.7. Compensation and Indemnification of Trustee and
                               -----------------------------------------------
Its Prior Claim.
----------------

                  The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the parties shall agree in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Company also covenants and agrees to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any claim, loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 6.7 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 6.7 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

                  Section 6.8. Conflicting Interests.
                               ----------------------

                  The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  Section 6.9. Trustee Eligibility.
                               --------------------

                  There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $100,000,000 or is a member of a bank holding company with a combined capital and surplus of at least $100,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have a Corporate Trust Office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the

Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 6.10. Resignation and Removal; Appointment of
                                ---------------------------------------
Successor Trustee.
------------------

                  (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under
Section 6.11.

                  (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time, upon 30 days prior or written notice, resign by giving written notice thereof to the Company. Upon receiving such notice or resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint and prescribe a successor trustee.

                  (c) The Trustee may be removed at any time for any cause or for no cause by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (1) the Trustee shall fail to comply with the
                  provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months,

                           (2) the Trustee shall cease to be eligible under
                  Section 6.9 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as ii may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor trustee and shall comply with the applicable requirements of Section
6.11. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, the Company has not appointed a successor Trustee, a successor trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee. Such successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Company. If no successor trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Trustee or the Holder of any Security who has been a bona fide Holder for at least six months may, subject to
Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

                  Section 6.11. Acceptance of Appointment by Successor.
                                ---------------------------------------

                  Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges pursuant to Section 6.7 then unpaid, such retiring Trustee shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

                  No successor trustee with respect to the Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article VI and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 6.9.

                  Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the appointment, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

                  Section 6.12. Merger, Conversion, Consolidation or Succession
                                -----------------------------------------------
to Business.
------------

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under Trust Indenture Act Section 310(a) and this
Article VI and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.




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



                  Section 6.13. Preferential Collection of Claims Against
                                -----------------------------------------
Company.
--------

                  If and when the Trustee shall be or become a creditor of the Company (or other obligor on the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  Section 7.1. Company to Furnish Trustee Names and Addresses of
                               -------------------------------------------------
Holders.
--------

                  The Company will furnish or cause to be furnished to the
Trustee:

                  (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content to that in Subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

                  Section 7.2. Disclosure of Names and Addresses of Holders.
                               ---------------------------------------------

                  Holders may communicate pursuant to Trust Indenture Act
Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Company, the Trustee, the Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c). Further, every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Action Section 312.

                  Section 7.3. Reports by Trustee.
                               -------------------

                  (a) Within 60 days after May 15 of each year commencing with the first May 15 after the issuance of Securities, the Trustee, if so required under the Trust Indenture Act shall transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act

Section 313(c), a brief report dated as of such May 15 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a), provided that if no event described in Trust Indenture Act Section 313(a) has occurred within the twelve-month period preceeding the reporting date, no such report need be transmitted. The Trustee shall also transmit by mail to the Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Sections 313(a) and 313(b)(2).

                  (b) A copy of each report transmitted to Holders pursuant to this Section 7.3 shall, at the time of such transmission, be mailed to the Company and filed with each stock exchange, if any, upon which the Securities are listed and also with the SEC. The Company will notify the Trustee promptly if the Securities are listed on any stock exchange.

                  Section 7.4. Reports by Company.
                               -------------------

                  The Company shall:

                  (a) file with the Trustee, in accordance with Section 10.17 hereof, and in any event within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall (i) deliver to the Trustee annual audited financial statements of the Company and its Subsidiaries, prepared on a consolidated basis in conformity with GAAP, within 120 days after the end of each fiscal year of the Company, and (ii) file with the Trustee and, to the extent permitted by law, the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants for this Indenture as are required from time to time by such rules and regulations (including such information, documents and reports referred to in Trust Indenture Act Section 314(a)); and

                  (c) within 15 days after the filing thereof with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to Section 10.17 hereunder and subsections (a) and (b) of this Section as is required and not prohibited by rules and regulations prescribed from time to time by the SEC. At the

Company's request and at the Company's expense, the Trustee shall deliver such documents to the Holders.


                                  ARTICLE VIII

                      CONSOLIDATION, MERGER, SALE OF ASSETS

                  Section 8.1. Company May Merge, Consolidate, etc., Only on
                               ---------------------------------------------
Certain Terms.
--------------

                  The Company will not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of affiliated Persons, or permit any of its Subsidiaries to enter into any such transaction or series of related transactions if such transaction or series of related transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis to any other Person or group of affiliated Persons, unless at the time and after giving effect thereto:

                           (i) either (a) the Company will be the continuing
                  corporation or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis (the "Surviving Entity") will be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form satisfactory to the Trustee, all the obligations of the Company under the Securities and hereunder, as the case may be, and the Securities and this Indenture will remain in full force and effect as so supplemented;

                           (ii) immediately before and immediately after giving
                  effect to such transaction on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Subsidiaries which becomes the obligation of the Company or any of its Subsidiaries as a result of such transaction as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing;

                           (iii) immediately before and immediately after giving
                  effect to such transaction on a pro forma basis (on the assumption that the transaction occurred on the first day of the four-quarter period for which financial results are available ending immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor hereunder) could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness or Permitted Subsidiary Indebtedness) under Section 10.8; and

                           (iv) at the time of the transaction the Company or
                  the Surviving Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officer's Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, transfer, lease or other transaction and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with;

provided, however, that the foregoing prohibition shall not prohibit any merger between or among Subsidiaries or between a Subsidiary and the Company, provided the Company is the continuing corporation.

                  Section 8.2. Successor Substituted.
                               ----------------------

                  Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, with the same effect as if such successor had been named as the Company herein. When a successor assumes all the obligations of its predecessor under this Indenture or the Securities, the predecessor shall be released from such assumed obligations and covenants under the indenture and the Securities, as the case may be; provided that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  Section 9.1. Supplemental Indentures and Agreements without
                               ----------------------------------------------
Consent of Holders.
-------------------

                  Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form and substance satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company or any other obligor on the Securities, and the assumption by any such successor of the covenants of the Company or obligor herein and in the Securities in accordance with Article VIII;

                  (b) to add to the covenants of the Company or any other obligor on the Securities for the benefit of the Holders, or to surrender any right or power conferred on the Company or any other obligor on the Securities, as applicable, herein or in the Securities;

                  (c) to cure any ambiguity, or to correct or supplement any provision herein or in any supplemental indenture or the Securities which may be defective or inconsistent with any other provision herein or in the Securities or to make any other provisions with respect to matters or questions arising under this Indenture or the Securities; provided that, in each case, such provisions shall not adversely affect the interest of the Holders;

                  (d) to comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.5 or otherwise;

                  (e) to evidence and provide the acceptance of the appointment of a successor trustee hereunder; or

                  (f) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Company's Indenture Obligations, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to this Indenture or otherwise.

                  Section 9.2. Supplemental Indentures and Agreements with
                               -------------------------------------------
Consent of Holders.
-------------------

                  Except as permitted by Section 9.1, with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company when authorized by Board Resolutions, and the Trustee may (i) enter into an indenture or indentures supplemental hereto in form and substance satisfactory to the Trustee, for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture or the Securities (including, but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture or the Securities) or (ii) waive compliance with any provision in this Indenture or the Securities (other than waivers of past Defaults covered by Section 5.13 and waivers of covenants which are covered by Section 10.19); provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, or change to an earlier date any redemption date of, or waive a default in the payment of the principal or interest on, any such Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                  (b) amend, change or modify the obligation of the Company to make and consummate an Offer with respect to any Asset Sale or Asset Sales in accordance with Section 10.12 or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with Section 10.13, including, in each case, amending, changing or modifying any definitions relating thereto;

                  (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture;

                  (d) modify any of the provisions of this Section 9.2 or
Section 5.13 or 10.19, except to increase the percentage of such Outstanding Securities required for any such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each such Security affected thereby;

                  (e) except as otherwise permitted under Article VIII, consent to the assignment or transfer by the Company of any of its rights and obligations hereunder; or

                  (f) amend or modify any of the provisions of Article XIII of this Indenture in any manner adverse to the Holders.

                  Upon the written request of the Company accompanied by a copy of Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

                  It shall not be necessary for any Act of Holders under this
Section 9.2 to approve the particular form of any proposed supplemental indenture but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 9.3. Execution of Supplemental Indentures and
                               ----------------------------------------
Agreements.
-----------

                  In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this
Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Sections 315(a) through 315(d) and Section 6.2 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 9.4. Effect of Supplemental Indentures.
                               ----------------------------------

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby

                  Section 9.5. Conformity with Trust Indenture Act.
                               ------------------------------------

                  Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

                  Section 9.6. Reference in Securities to Supplemental
                               ---------------------------------------
Indentures.
-----------

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                  Section 9.7. Notice of Supplemental Indentures.
                               ----------------------------------

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.2, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.7, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                    ARTICLE X

                                    COVENANTS

                  Section 10.1. Payment of Principal, Premium and Interest.
                                -------------------------------------------

                  The Company shall duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  Section 10.2. Maintenance of Office or Agency.
                                --------------------------------

                  The Company shall maintain an office or agency where Securities may be presented or surrendered for payment. The Company also will maintain in The City of New York an office or agency where Securities may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee, at its Corporate Trust Office, will be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the Trustee and the Company hereby appoints the Trustee such agent as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

                  The Trustee shall initially act as Paying Agent for the Securities.

                  Section 10.3. Money for Security Payments to Be Held in Trust.
                                ------------------------------------------------

                  If the Company or any of its Affiliates shall at any time act as Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  If the Company or any of its Affiliates is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                  If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest on the Securities;

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the

Company cause to be published once, in the NEW YORK TIMES and THE WALL STREET JOURNAL (national edition), and mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will promptly be repaid to the Company.

                  Section 10.4. Corporate Existence.
                                --------------------

                  Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Subsidiary if the Board of Directors shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company and its Subsidiaries as a whole; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

                Section 10.5. Payment of Taxes and Other Claims.
                              ----------------------------------

                  The Company shall pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries shown to be due on any return of the Company or any of its Subsidiaries or otherwise assessed or upon the income, profits or property of the Company or any of its Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder and
(b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company or any of its Subsidiaries, except for any Lien permitted to be incurred under Section 10.11, if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

                  Section 10.6. Maintenance of Properties.
                                --------------------------

                  The Company shall cause all material properties owned by the Company or any of its Subsidiaries or used or held for use in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Company may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Company, desirable in the conduct of its business or the business of any of its Subsidiaries; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its properties or assets in compliance with the terms of this Indenture.

                  Section 10.7. Insurance.
                                ----------

                  The Company shall at all times keep all of its and its Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in the same general geographic areas in which the Company and its Subsidiaries operate, except where the failure to do so could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Subsidiaries, taken as a whole.

                  Section 10.8. Limitation on Indebtedness.
                                ---------------------------

                  The Company will not create, issue, incur, assume, guarantee or otherwise in any manner become directly or indirectly liable for the payment of or otherwise suffer to exist (collectively, "incur"), any Indebtedness (including any Acquired Indebtedness), other than Permitted Indebtedness, unless such Indebtedness is incurred by the Company and the Company's Consolidated Fixed Charge Coverage Ratio for the four full fiscal quarters for which financial results are available immediately preceding the date of incurrence of such Indebtedness (the "Incurrence Date"), taken as one period (and after giving pro forma effect to: (i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, at the beginning of such four-quarter period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired at the beginning of such four-quarter period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period); (iii) in the case of Acquired Indebtedness, the related acquisition; and (iv) any acquisition or disposition by the Company and its Subsidiaries of any company or any business or any assets out of the ordinary course of business, or any related repayment of Indebtedness, in each case since the first day of such four-quarter period, assuming such acquisition or disposition and any such related payments had been consummated on the first day of such four-quarter period), would be at least 1.8:1 from the date hereof to and including

December 31, 1998, and 2.0:1 thereafter. The Company will not permit any of its Subsidiaries to incur any Indebtedness (other than Permitted Subsidiary Indebtedness).

                  Section 10.9. Limitation on Restricted Payments.
                                ----------------------------------

                  (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly:

                           (i) declare or pay any dividend on, or make any
                  distribution to holders of, any shares of the Company's Capital Stock (other than dividends or distributions payable solely in shares of its Qualified Capital Stock or in options, warrants or other rights to acquire shares of such Qualified Capital Stock);

                           (ii) purchase, redeem or otherwise acquire or retire
                  for value, directly or indirectly, the Company's Capital Stock or any Capital Stock of any Affiliate of the Company (other than Capital Stock of any Wholly Owned Subsidiary of the Company);

                           (iii) prior to any scheduled principal payment,
                  sinking fund payment or maturity of any Subordinated Indebtedness, make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, such Subordinated Indebtedness (other than any such Indebtedness owed to the Company or a Wholly Owned Subsidiary);

                           (iv) declare or pay any dividend or distribution on
                  any Capital Stock of any Subsidiary to any Person (other than to the Company or any of its Wholly Owned Subsidiaries) or purchase, redeem or otherwise acquire or retire for value any Capital Stock of any Subsidiary held by any person (other than the Company or any of its Wholly Owned Subsidiaries);

                           (v) incur, create, or assume, any guarantee of
                  Indebtedness of any Affiliate of the Company (other than a Wholly Owned Subsidiary of the Company); or

                           (vi) make any Investment in any Person

(other than, in the case of clauses (ii) through (vi) above, Permitted Investments) (any of the foregoing actions described in clauses (i) through
(vi), other than any such action that is a Permitted Payment (as defined below), collectively, a "Restricted Payment") (the amount of any such Restricted Payment, if other than cash, being determined by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution); unless
(1) immediately before and immediately after giving effect to such proposed Restricted Payment on a pro forma basis, no Default or Event of Default shall have occurred and be continuing and such Restricted

Payment shall not be an event which is, or after notice or lapse of time or both, would be, an "event of default" under the terms of any Indebtedness of the Company or its Subsidiaries; (2) immediately before and immediately after giving effect to such Restricted Payment on a pro forma basis, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness or Permitted Subsidiary Indebtedness) under the provisions of Section 10.8; and (3) after giving effect to the proposed Restricted Payment, the aggregate amount of all such Restricted Payments declared or made after the date hereof plus the Permitted Payments made under clause (b)(vi), do not exceed $5,000,000 plus the sum of:

                  (A) 50% of the aggregate Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on January 1, 1998 and ending on the last day of the Company's last fiscal quarter ending prior to the date of the Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss); plus

                  (B) the aggregate Net Cash Proceeds received after the date hereof by the Company either (x) as capital contributions in the form of common equity to the Company or (y) from the issuance or sale (other than to any of its Subsidiaries) of Qualified Capital Stock of the Company or any options, warrants or rights to purchase such Qualified Capital Stock of the Company (except, in each case, to the extent such proceeds are used to purchase, redeem or otherwise retire Capital Stock or Subordinated Indebtedness as set forth in clause (ii) or (iii) of paragraph (b) below), in each case, other than Net Cash Proceeds received from the issuance or sale of Qualified Capital Stock or options, warrants or rights to purchase Qualified Capital Stock in, or otherwise received in connection with, the Refinancing; plus

                  (C) the aggregate Net Cash Proceeds received after the date hereof by the Company (other than from any of its Subsidiaries) upon the exercise of any options, warrants or rights to purchase Qualified Capital Stock of the Company; plus

                  (D) the aggregate Net Cash Proceeds received after the date hereof by the Company from the conversion or exchange, if any, of debt securities or Redeemable Capital Stock of the Company or its Subsidiaries into or for Qualified Capital Stock of the Company plus, to the extent such debt securities or Redeemable Capital Stock were issued after the date hereof, the aggregate of Net Cash Proceeds from their original issuance; plus

                  (E) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the date hereof, an amount equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, less the cost of the disposition of such Investment.

                  (b) Notwithstanding the foregoing, and in the case of clauses
(ii) through (vii) below, so long as there is no Default or Event of Default continuing, the foregoing provisions shall not prohibit the following actions (each of clauses (i) through (vii) being referred to as a "Permitted Payment"):

                           (i) the payment of any dividend within 60 days after
                  the date of declaration thereof if at the date of declaration thereof such other dividend (A) would be permitted by the provisions of paragraph (a) of this Section and (B) shall be deemed to have been paid on such date of declaration for purposes of the calculation required by paragraph (a) of this Section;

                           (ii) the repurchase, redemption, or other acquisition
                  or retirement for value of any shares of any class of Capital Stock of the Company in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares or scrip), or out of the Net Cash Proceeds of a substantially concurrent issue and sale for cash (other than to a Subsidiary) of, other shares of Qualified Capital Stock of the Company; provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are, to the extent so used, excluded from clause
                  (3) (B) of paragraph (a) of this Section;

                           (iii) the repurchase, redemption, defeasance,
                  retirement or acquisition for value or payment of principal of any Subordinated Indebtedness or Redeemable Capital Stock in exchange for, or in an amount not in excess of the Net Cash Proceeds of, a substantially concurrent issuance and sale for cash (other than to any Subsidiary) of any Qualified Capital Stock of the Company, provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are, to the extent so used, excluded from clause (3)(B) of paragraph
                  (a) of this Section;

                           (iv) the repurchase, redemption, defeasance,
                  retirement, refinancing, acquisition for value or payment of principal of any Subordinated Indebtedness (other than Redeemable Capital Stock) (a "refinancing") through the substantially concurrent issuance of new Subordinated Indebtedness of the Company, provided that any such new Subordinated Indebtedness (1) shall be in a principal amount that does not exceed the principal amount so refinanced (or, if such Subordinated Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, then such lesser amount as of the date of determination), plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced, or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; (2) has an Average Life to Stated

                  Maturity greater than the remaining Average Life to Stated Maturity of the Securities; (3) has a Stated Maturity for its final scheduled principal payment later than the Stated Maturity for the final scheduled principal payment of the Securities; and (4) is expressly subordinated in right of payment to the Securities at least to the same extent as the Subordinated Indebtedness to be refinanced;

                           (v) the repurchase, redemption, defeasance,
                  retirement, refinancing, acquisition for value or payment of any Redeemable Capital Stock through the substantially concurrent issuance of new Redeemable Capital Stock of the Company, provided that any such new Redeemable Capital Stock
                  (1) shall have an aggregate liquidation preference that does not exceed the aggregate liquidation preference of the amount so refinanced; (2) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities; and (3) has a Stated Maturity later than the Stated Maturity for the final scheduled principal payment of the Securities;

                           (vi) the repurchase of shares of, or options or
                  warrants to purchase shares of, common stock of the Company or any of its Subsidiaries from employees, former employees, directors or former directors of the Company or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such common stock; and

                           (vii) the repurchase, redemption, defeasance,
                  retirement or acquisition for value of the 13% Notes on or prior to their scheduled maturity.

                  Section 10.10. Limitation on Transactions with Affiliates.
                                 -------------------------------------------

                  The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with or for the benefit of any Affiliate of the Company (other than the Company or a Subsidiary) unless such transaction or series of related transactions is entered into in good faith and (a) such transaction or series of related transactions is on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party, (b) with respect to any transaction or series of related transactions involving aggregate value in excess of $1,000,000, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (a) above, and (c) with respect to any transaction or series of related transactions involving aggregate value in excess of $10,000,000, either (A) such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the

Company, or in the event there is only one Disinterested Director, by such Disinterested Director, or (B) the Company delivers to the Trustee a written opinion of an investment banking firm of national standing or other recognized independent expert with experience appraising the terms and conditions of the type of transaction or series of related transactions for which an opinion is required stating that the transactions or series of related transactions are fair to the Company or such Subsidiary from a financial point of view; provided, however, that clauses (a) through (c) above shall not apply to (i) any transaction with an employee or director of the Company or any of its Subsidiaries entered into in the ordinary course of business (including compensation and employee benefit arrangements with any officer, director or employee of the Company or any Subsidiary, including under any stock option or stock incentive plans), (ii) Restricted Payments made in accordance with Section
10.9 or Permitted Payments, (iii) any transactions related to the Securitization Facility, (iv) management agreements or similar agreements between (A) the Company or any Subsidiary and (B) Affiliates in which the Company or any Subsidiary has made an Investment, and (v) contributions by the Company or any Subsidiary to a real estate investment trust pursuant to clause (ix) of the definition of Permitted Investments.

                  Section 10.11. Limitation on Liens.
                                 --------------------

                  The Company will not, and will not permit any Subsidiary to, directly or indirectly, create or incur any Lien of any kind securing any Pari Passu Indebtedness or Subordinated Indebtedness (including any assumption, guarantee or other liability with respect thereto by any Subsidiary) upon any property or assets (including any intercompany notes) of the Company or any Subsidiary owned on the date hereof or acquired after the date hereof, or any income or profits therefrom, unless the Securities are directly secured equally and ratably with (or, in the case of Subordinated Indebtedness, prior or senior thereto, with the same relative priority as the Securities shall have with respect to such Subordinated Indebtedness) the obligations or liability secured by such Lien except for Liens (A) securing any Indebtedness which became Indebtedness pursuant to a transaction permitted under Section 8.1 or securing Acquired Indebtedness which, in each case, were created prior to (and not created in connection with, or in contemplation of) the incurrence of such Pari Passu Indebtedness or Subordinated Indebtedness (including any assumption, guarantee or other liability with respect thereto by any Subsidiary) and which Indebtedness is permitted under the provisions of Section 10.8, (B) securing any Indebtedness incurred in connection with any refinancing, renewal, substitutions or replacements of any such Indebtedness described in clause (A), so long as the aggregate principal amount of Indebtedness represented thereby is not increased by such refinancing by an amount greater than the lesser of (i) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced, or (ii) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing, provided, however, that in the case of clauses (A) and (B), any such Lien only extends to the assets that were subject to such Lien securing such Indebtedness prior to the related acquisition by the Company or its Subsidiaries, or (C) securing Indebtedness incurred to effect a defeasance of the Securities pursuant to Article IV.

                  Section 10.12. Limitation on Sale of Assets..
                                 ------------------------------

                  (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (i) at least 75% of the consideration from such Asset Sale is received in cash or Cash Equivalents, and (ii) the Company or such Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets subject to such Asset Sale (as determined by the Board of Directors and evidenced in a Board Resolution).

                  (b) If all or a portion of the Net Cash Proceeds of any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness then outstanding as required by the terms thereof, or the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Senior Indebtedness, or if no such Senior Indebtedness is then outstanding, then the Company or a Subsidiary may, within 360 days of the Asset Sale, invest the Net Cash Proceeds in properties and other assets that (as determined by the Board of Directors) replace the properties and assets that were the subject of the Asset Sale or in properties and assets that will be used in the businesses of the Company or its Subsidiaries existing on the date hereof or in businesses reasonably related or complementary thereto. The amount of such Net Cash Proceeds not applied to repay Senior Indebtedness or used or invested within 360 days of the Asset Sale as set forth in this paragraph constitutes "Excess Proceeds".

                  (c) When the aggregate amount of Excess Proceeds exceeds $15,000,000, the Company will apply the Excess Proceeds to the repayment of the Securities and any other Pari Passu Indebtedness outstanding with provisions requiring the Company to make an offer to purchase or to purchase or redeem such Indebtedness with the proceeds from any Asset Sale as follows: (A) the Company will make an offer to purchase (an "Offer") from all holders of the Securities in accordance with the procedures set forth in this Indenture in the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Securities Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities, and the denominator of which is the sum of the outstanding principal amount of the Securities and such Pari Passu Indebtedness (subject to proration in the event such amount is less than the aggregate Offered Price (as defined herein) of all Securities tendered), and
(B) to the extent required by such Pari Passu Indebtedness to permanently reduce the principal amount of such Pari Passu Indebtedness, the Company will make an offer to purchase or otherwise repurchase or redeem Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Securities Amount; provided that in no event will the Company be required to make a Pari Passu Offer in a Pari Passu Debt Amount exceeding the principal amount of such Pari Passu Indebtedness plus the amount of any premium required to be paid to repurchase such Pari Passu Indebtedness. The offer price for the Securities will be payable in cash in an amount equal to 100% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the date (the "Offer Date") such Offer is consummated (the "Offered Price"), in accordance with the procedures set forth in this Indenture. To the extent that the aggregate Offered Price of the Securities tendered pursuant to the Offer is less than the Securities Amount relating thereto or the aggregate amount of Pari Passu Indebtedness that is purchased in a Pari Passu Offer is less than the Pari Passu Debt Amount, the Company will use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Securities and Pari Passu Indebtedness surrendered by holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Securities to be purchased on a pro rata basis. Upon the completion of the purchase of all the Securities tendered pursuant to an Offer and the completion of a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

                  (d) If the Company becomes obligated to make an Offer pursuant to clause (c) above, the Securities and the Pari Passu Indebtedness shall be purchased by the Company, at the option of the holders thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice of such Offer is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act.

                  (e) The Company will comply with the applicable tender offer rules, including Rule 14e-l under the Exchange Act, and any other applicable securities laws or regulations in connection with an Offer.

                  Section 10.13. Purchase of Securities upon a Change of
                                 ---------------------------------------
Control.
--------

                  (a) If a Change of Control shall occur at any time, then each Holder shall have the right to require that the Company purchase such Holder's Securities in whole or in part in integral multiples of $1,000 at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Date"), pursuant to the offer described below in this Section 10.13 (the "Change of Control Offer") and in accordance with the other procedures set forth in subsections (b), (c), (d) and (e) of this Section 10.13.

                  (b) Within 30 days following any Change of Control, the Company shall notify the Trustee thereof and give written notice (a "Change of Control Purchase Notice") of such Change of Control to each Holder by first-class mail, postage prepaid, at his address appearing in the Security Register, stating among other things:

                           (1) that a Change of Control has occurred, the date
                  of such event, and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change of Control Purchase Price;

                           (2) the circumstances and relevant facts regarding
                  such Change of Control (including but not limited to, if applicable, information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

                           (3) (i) the most recently filed Annual Report on Form
                  10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required to be prepared by the Company pursuant to Section 10.17), (ii) a description of material developments, if any, in the Company's business subsequent to the date of the latest of such reports and (iii) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Change of Control Offer;

                           (4) that the Change of Control Offer is being made
                  pursuant to this Section 10.13 and that all Securities properly tendered pursuant to the Change of Control Offer will be accepted for payment at the Change of Control Purchase Price;

                           (5) the Change of Control Purchase Date, which shall
                  be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act;

                           (6) the Change of Control Purchase Price;

                           (7) the names and addresses of the Paying Agent and
                  the offices or agencies referred to in Section 10.2;

                           (8) that Securities must be surrendered not later
                  than one Business Day prior to the Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 10.2 to collect payment;

                           (9) that the Change of Control Purchase Price for any
                  Security which has been properly tendered and not withdrawn will be paid promptly following the Change of Control Offer Purchase Date;

                           (10) the procedures that a Holder must follow to
                  accept a Change of Control Offer or to withdraw such acceptance;

                           (11) that any Security not tendered will continue to
                  accrue interest; and

                           (12) that, unless the Company defaults in the payment
                  of the Change of Control Purchase Price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date.

                  (c) Upon receipt by the Company of the proper tender of Securities, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Change of Control Purchase Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Change of Control Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 3.9. Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Change of Control Purchase Notice at least one Business Day prior to the Change of Control Purchase Date. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorneys duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

                  (d) The Company shall (i) not later than the Change of Control Purchase Date, accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) not later than 10:00 a.m. (New York time) on the Change of Control Purchase Date, deposit with the Trustee or with a Paying Agent an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Change of Control Purchase
Date) sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which are to be purchased as of the Change of Control Purchase Date and (iii) not later than 10:00 a.m. (New York time) on the Change of Control Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price of the Securities purchased from each such Holder, and the Company shall execute and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer on the

Change of Control Purchase Date. For purposes of this Section 10.13, the Company shall choose a Paying Agent which shall not be the Company.

                  (e) A tender made in response to a Change of Control Purchase Notice may be withdrawn if the Company receives, not later than one Business Day prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter, specifying, as applicable:

                           (1) the name of the Holder;

                           (2) the certificate number of the Security in respect
                  of which such notice of withdrawal is being submitted;

                           (3) the principal amount of the Security (which shall
                  be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted;

                           (4) a statement that such Holder is withdrawing his
                  election to have such principal amount of such Security purchased; and

                           (5) the principal amount, if any, of such Security
                  (which shall be $1,000 or an integral multiple thereof) that remains subject to the original Change of Control Purchase Notice and that has been or will be delivered for purchase by the Company.

                  (f) Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price; provided, however, that, (x) to the extent that the aggregate amount of cash deposited by the Company pursuant to clause (ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Change of Control Purchase Date the Trustee shall return any such excess to the Company together with interest, if any, thereon.

                  (g) The Company shall comply, to the extent applicable, with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer.

                  Section 10.14. Limitation on Preferred Stock of Subsidiaries.
                                 ----------------------------------------------

                  The Company will not permit (a) any Subsidiary of the Company to issue any Preferred Stock, except for (i) Preferred Stock issued to the Company or a Wholly-Owned Subsidiary and (ii) Preferred Stock issued by a Person prior to the time (A) such Person becomes a Subsidiary, (B) such Person merges with or into a Subsidiary or (C) a Subsidiary merges with or into such Person; provided that such Preferred Stock referred to in clause (ii) above was not issued or incurred by such Person in anticipation of the type of transaction contemplated by subclause (A), (B) or (C), or (b) any Person (other than the Company, or a Wholly-Owned Subsidiary) to acquire Preferred Stock of any Subsidiary from the Company or any Subsidiary, except, in the case of clause (a) or (b), upon the acquisition of all the outstanding Preferred Stock of such Subsidiary in accordance with the terms hereof.

                  Section 10.14A. Limitation on Senior Subordinated
                                  ---------------------------------
Indebtedness.
-------------

                  The Company will not, directly or indirectly, create, incur, issue, assume, guarantee or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise permit to exist any Indebtedness that is subordinate in right of payment to any Indebtedness of the Company unless such Indebtedness is also pari passu with the Securities or subordinate in right of payment to the Securities at least to the same extent as the Securities are subordinate in right of payment to Senior Indebtedness.

                  Section 10.15. Limitation on Dividends and Other Payment
                                 -----------------------------------------
Restrictions Affecting Subsidiaries.
------------------------------------

                  The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or suffer to exist any consensual encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make any other distribution on its Capital Stock, (ii) pay any Indebtedness owed to the Company or any other Subsidiary, (iii) make any Investment in the Company or any other Subsidiary or (iv) transfer any of its properties or assets to the Company or any other Subsidiary, except for: (a) any encumbrance or restriction pursuant to any agreement in effect on the date hereof; (b) any encumbrance or restriction, with respect to a Subsidiary that is not a Subsidiary of the Company on the date hereof, in existence at the time such Person becomes a Subsidiary of the Company and not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary; (c) customary non-assignment or subletting provisions of any lease, license or other contract;
(d) any restriction entered into in the ordinary course of business contained in any lease of any Subsidiary or any security agreement or mortgage securing Indebtedness of any Subsidiary to the extent such restriction restricts the transfer of property subject to such security agreement, mortgage or lease; (e) any restriction contained in an agreement pursuant to which Permitted Subsidiary Indebtedness is incurred; and (f) any encumbrance or restriction existing under any agreement that amends, substitutes, restructures, supplements, extends, renews, refinances or replaces or otherwise modifies the agreements containing the encumbrances or restrictions in the foregoing clauses (a), (b), (c), (d) or
(e), or in
this clause (f); provided that the terms and conditions of any such encumbrances or restrictions are no more restrictive in any material respect than those under or pursuant to the agreement evidencing the Indebtedness so amended, substituted, restructured, supplemented, extended, renewed, refinanced, replaced or modified.

                  Section 10.16. Limitations on Unrestricted Subsidiaries.
                                 -----------------------------------------

                  The Company will not make, and will not permit its Subsidiaries to make, an Investment in Unrestricted Subsidiaries unless, at the time thereof, (a) the aggregate amount of such Investments would not exceed the amount of Restricted Payments then permitted to be made pursuant to the provisions of Section 10.9 or (b) such Investment is a Permitted Investment. Except for Permitted Investments, any Investment in Unrestricted Subsidiaries permitted to be made pursuant to this covenant (i) must be permitted to be made pursuant to the provisions of Section 10.9 and will be treated as a Restricted Payment in calculating the amount of Restricted Payments made by the Company, and (ii) may be made in cash or property.

                  Section 10.17. Provision of Financial Statements.
                                 ----------------------------------

                  After the earlier to occur of the consummation of the Exchange Offer and the 120th calendar day following the date of original issue of the Securities, whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the SEC the annual reports, quarterly reports and other documents which the Company would have been required to file with the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act if the Company were so subject, such documents to be filed with the SEC on or prior to the date (a "Required Filing Date") by which the Company would have been required so to file such documents if the Company were so subject. The Company will also in any event (x) within 15 days of each Required Filing Date occurring after the issuance of the Securities
(i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act if the Company were subject to either of such Sections and (y) if filing such documents by the Company with the SEC is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder at the Company's cost. So long as any of the Securities remain Outstanding, the Company will make available to any prospective purchaser of Securities or beneficial owner of Securities in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act, until such time as the Company has either exchanged the Securities for securities identical in all material respects which have been registered under the Securities Act or until such time as the Holders thereof have disposed of such Securities pursuant to an effective registration statement under the Securities Act.

                  Section 10.18. Statement by Officers as to Default.
                                 ------------------------------------

                  (a) The Company will deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, a written statement signed by two executive officers of the Company, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, as to compliance herewith, including whether or not, after a review of the activities of the Company during such year and of the Company's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company has fulfilled all of its respective obligations and is in compliance with all conditions and covenants under this Indenture throughout such year and, if there has been a Default specifying each Default and the nature and status thereof and any actions being taken by the Company with respect thereto.

                  (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default the Company shall deliver to the Trustee by registered or certified mail or facsimile transmission followed by hard copy of an Officers' Certificate specifying such Default, Event of Default, notice or other action, the status thereof and what actions the Company is taking or proposes to take with respect thereto, within ten Business Days of becoming aware of its occurrence.

                  Section 10.19. Waiver of Certain Covenants.
                                 ----------------------------

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.6 through 10.11 and 10.14 through 10.18, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or provision, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

                  Section 11.1. Rights of Redemption.
                                ---------------------

                  (a) The Securities are subject to redemption at any time on or after October 15, 2002, at the option of the Company, in whole or in part, subject to the conditions, and at the Redemption Prices, specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates and Special Payment Dates).

                  (b) In addition, at any time on or prior to October 15, 2000, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of Securities originally issued under this Indenture at a redemption price equal to 109.875% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least $146,250,000 aggregate principal amount of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 60 days after the related Public Equity Offering and must consummate such redemption within 90 days of the closing of the Public Equity Offering.

                  Section 11.2. Applicability of Article.
                                -------------------------

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article XI.

                  Section 11.3. Election to Redeem; Notice to Trustee.
                                --------------------------------------

                  The election of the Company to redeem any Securities pursuant to Section 11.1 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 45 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

                  Section 11.4. Selection by Trustee of Securities to Be
                                ----------------------------------------
Redeemed.
---------

                  If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 45 days prior to the Redemption Date. The Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable. The amounts to be redeemed shall be equal to $1,000 or any integral multiple thereof.

                  If requested by the Company, the Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  Section 11.5. Notice of Redemption.
                                ---------------------

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

                  All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;



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                  (c) if less than all Outstanding Securities are to be
redeemed, the identification of the particular Securities to be redeemed;

                  (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

                  (g) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 10.2 where such Securities are to be surrendered for payment of the Redemption Price;

                  (h) the CUSIP number, if any, relating to such Securities; and

                  (i) the procedures that a Holder must follow to surrender the Securities to be redeemed.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company. If the Company elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 11.5.

                  The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

                  Section 11.6. Deposit of Redemption Price.
                                ----------------------------

                  On or prior to 10:00 a.m., New York time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or any of its Affiliates is acting as Paying Agent, segregate and hold in trust as provided in Section 10.3) an



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amount of money in same day funds sufficient to pay the Redemption Price of, and
(except if the Redemption Date shall be an Interest Payment Date or Special Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. The Paying Agent shall promptly mail or deliver to Holders of Securities so redeemed payment in an amount equal to the Redemption Price of the Securities purchased from each such Holder. All money, if any, earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Company. For purposes of this Section 11.6, the Company shall choose a Paying Agent which shall not be the Company.

                  Section 11.7. Securities Payable on Redemption Date.
                                --------------------------------------

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Holders will be required to surrender the Securities to be redeemed to the Paying Agent at the address specified in the notice of redemption at least one Business Day prior to the Redemption Date. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates and Special Record Dates according to the terms and the provisions of Section 3.9.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

                  Section 11.8. Securities Redeemed or Purchased in Part.
                                -----------------------------------------

                  Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 10.2 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.




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                                   ARTICLE XII

                           SATISFACTION AND DISCHARGE

                  Section 12.1. Satisfaction and Discharge of Indenture.
                                ----------------------------------------

                  This Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities as expressly provided for herein) as to all Outstanding Securities hereunder, and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                           (1) all the Securities theretofore authenticated and
                  delivered (other than (i) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 3.8 or
                  (ii) all Securities for whose payment United States dollars have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                           (2) all such Securities not theretofore delivered to
                  the Trustee for cancellation (i) have become due and payable,
                  (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount in United States dollars sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, including the principal of, premium, if any, and accrued interest on, such Securities at such Maturity, Stated Maturity or Redemption Date;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, in form and substance reasonably satisfactory to the Trustee, each stating that (i) all conditions precedent herein relating to the satisfaction and discharge hereof have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound.

                  Notwithstanding the satisfaction and discharge hereof, the obligations of the Company to the Trustee under Section 6.6 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause
(2) of subsection (a) of this Section 12.1, the obligations of the Trustee under
Section 12.2 and the last paragraph of Section 10.3 shall survive.

                  Section 12.2. Application of Trust Money.
                                ---------------------------

                  Subject to the provisions of the last paragraph of Section 10.3, all United States dollars deposited with the Trustee pursuant to Section
12.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on, the Securities for whose payment such United States dollars have been deposited with the Trustee.


                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

                  Section 13.1. Securities Subordinate to Senior Indebtedness.
                                ----------------------------------------------

                  Anything in this Indenture or the Securities to the contrary notwithstanding, the Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of, premium, if any, and interest on (including any payment required under any provision of this Indenture and the Securities, including Sections 10.12 and 10.13), each and all of the Securities and the other Indenture Obligations are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full, in cash or Cash Equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of the Senior Indebtedness (including any interest accruing after the occurrence of an Event of Default under Section 5.1(g) or (h), whether or not such interest is an allowed claim enforceable against the debtor in a case brought under the Bankruptcy Law).

                  As used in this Indenture and the Securities, "paying the Securities", "payment of the Securities" and similar phrases mean any direct or indirect payment or distribution by or on behalf of the Company on account of principal of (or premium, if any) or interest on the Securities, the Indenture Obligations or other amounts owed by the Company under this Indenture and the Securities (other than amounts owing to the Trustee pursuant to Section 6.7 hereof) or to acquire or repurchase pursuant to the provisions of this Indenture or redeem, retire or defease all or any portion of the Securities or to make any deposit, payment or transfer in furtherance of the foregoing.



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



                  This Article Thirteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders or continue to hold Senior Indebtedness; and such provisions are made for the benefits of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

                  Section 13.2. Payment Over of Proceeds Upon Dissolution, etc.
                                -----------------------------------------------

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary, or whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company, whether voluntary or involuntary, or whether or not involving insolvency or bankruptcy, then and in any such event:

                  (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of all amounts due on or in respect of Senior Indebtedness before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding securities of the Company or any other corporation that are equity securities or are subordinate in right of payment to all Senior Indebtedness, that may be outstanding, to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article ("Permitted Junior Securities")) on account of the principal of, premium, if any, or interest on the Securities or other Indenture Obligations or on account of the purchase, redemption, defeasance or other acquisition of , or in respect of, the Securities or other Indenture Obligations (other than amounts previously set aside with the Trustee, or payments previously made, in either case, in accordance with the provisions of Sections 4.2 and 4.3 of this Indenture); and

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents or, as acceptable to the holders or Senior Indebtedness, in any other manner, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and




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



                  (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), in respect of principal, premium, if any, and interest on the Securities or other Indenture Obligations before all Senior Indebtedness is paid in full, in cash or Cash Equivalents or, as acceptable to the holder of Senior Indebtedness, in any other manner, then and in such event such payment or distribution (excluding Permitted Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payments or distributions of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposal of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Eight.

                  Section 13.3. Suspension of Payment When Designated Senior
                                --------------------------------------------
Indebtedness in Default.
------------------------

                  (a) Upon the occurrence and during the continuance of any default in the payment of any Designated Senior Indebtedness beyond any applicable grace period ( a "Payment Default"), no payment (other than amounts previously set aside with the Trustee or payments previously made, in either case, in accordance with Section 4.2 and 4.3 in this Indenture) or distribution of any assets of the Company or any Subsidiary of any kind or character (excluding Permitted Junior Securities) may be made by the Company or any Subsidiary on account of the principal of, premium, if any, or interest on, the Securities or other Indenture Obligations, or on account of the purchase, redemption, defeasance or other acquisition of or in respect of, the Securities or other Indenture Obligations unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness shall have been discharged or paid in full, in cash or Cash Equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, after which the Company shall (subject to the other provisions of this Article Thirteen) resume making any and all required payments in respect of the Securities, including any missed payments.



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




                  (b) (1) Upon the occurrence and during the continuance of any non-payment default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may then be accelerated immediately (a "Non-payment Default") and (2) after the receipt by the Trustee and the Company from a Senior Representative of any Designated Senior Indebtedness of written notice of such Non-payment Default, no payment (other than any amounts previously set aside with the Trustee, or payments previously made, in either case, in accordance with the provisions of Sections 4.2 or 4.3 in this Indenture) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) may be made by the Company or any Subsidiary on account of the principal of, premium, if any, or interest on, the Securities or other Indenture Obligations, or on account of the purchase, redemption, defeasance or other acquisition of, or in respect of, the Securities or other Indenture Obligations for the period specified below ("Payment Blockage Period").

                  (c) A Payment Blockage Period shall commence upon the receipt of notice of the Non-payment Default by the Trustee and the Company from a Senior Representative and shall end on the earliest of (i) the 179th day after such commencement, (ii) the date on which such Non-payment Default (and all Non-payment Defaults as to which notice is given after such Payment Blockage Period is initiated) is cured, waived or ceases to exist or on which such Designated Senior Indebtedness is discharged or paid in full, in cash or Cash Equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, or (iii) the date on which such Payment Blockage Period (and all Non-payment Defaults as to which notice is given after such Payment Blockage Period is initiated) shall have been terminated by written notice to the Company or the Trustee from the Senior Representative initiating such Payment Blockage Period, after which, in the case of clauses (i), (ii) and (iii), the Company shall promptly resume making any and all required payments in respect of the Securities, including any missed payments. In no event will a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Company and the Trustee of the notice initiating such Payment Blockage Period (such 179-day period referred to as the "Initial Period"). Any number of notices of Non-payment Defaults may be given during the Initial Period; provided that during any period of 365 consecutive days only one Payment Blockage Period, during which payment of principal of, premium, if any, or interest on, the Securities may not be made, may commence and the duration of such period may not exceed 179 days. No Non-payment Default with respect to any Designated Senior Indebtedness that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such default has been cured or waived for a period of not less than 90 consecutive days. The Company shall deliver a notice to the Trustee promptly after the date on which any Non-payment Default is cured or waived or ceases to exist or on which the Designated Senior Indebtedness related thereto is discharged or paid in full, in cash or Cash Equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, and the Trustee is authorized to act in reliance on such notice.

                  (d) In the event that, notwithstanding the foregoing, the Company or any Subsidiary shall make any payment or distribution to or for the benefit of the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment or distribution shall be paid over and delivered forthwith to a Senior Representative of the holders of the Designated Senior Indebtedness or as a court of competent jurisdiction shall direct.

                  Section 13.4. Payment Permitted if No Default.
                                --------------------------------

                  Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit or creditors or other marshaling of assets and liabilities of the Company referred to in Section 13.2 or under the conditions described in Section 13.3, from making payments at any time of principal of, premium, if any, or interest on the Securities.

                  Section 13.5. Subrogation to Rights of Holders of Senior
                                ------------------------------------------
Indebtedness.
-------------

                  After the payment in full, in cash or Cash Equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on, the Securities shall be paid in full, in cash or Cash Equivalents or, as acceptable to the holders of Securities, in any other manner. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or account of the Senior Indebtedness.

                  Section 13.6. Provisions Solely to Define Relative Rights.
                                --------------------------------------------

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, and premium, if any, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company or the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 13.2, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, (2) under the conditions specified in Section 13.3, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 13.3(d), or (3) as specified in Section 5.2.

                  Section 13.7. Trustee to Effectuate Subordination.
                                ------------------------------------

                  Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file a claim, the holders of Senior Indebtedness, or any Senior Representative, may file such a claim on behalf of the Holders of the Securities.

                  Section 13.8. No Waiver of Subordination Provisions.
                                --------------------------------------

                  (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (b) Without limiting the generality of subsection (a) of this Section, the holders of Senior Indebtedness may at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter or increase, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such actions does not otherwise violate the terms of this Indenture.


                  (c) The provisions of this Article Thirteen shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of the Company or otherwise.

                  Section 13.9. Notice to Trustee.
                                ------------------

                  (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from a Senior Representative or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section by Noon, Eastern Time, on the Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness, a Senior Representative or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

                  (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a Person representing himself to be a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  Section 13.10. Reliance on Judicial Orders or Certificates.
                                 --------------------------------------------

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, or a certificate of a Senior Representative, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully appraised of the provisions of this Article.

                  Section 13.11. Rights of Trustee as a Holder of Senior
                                 ---------------------------------------
Indebtedness; Preservation of Trustee's Rights.
-----------------------------------------------

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

                  Section 13.12. Article Applicable to Paying Agents.
                                 ------------------------------------

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.11 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                  Section 13.13. No Suspensions of Remedies.
                                 ---------------------------

                  Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

                  Section 13.14. Trustee's Relation to Senior Indebtedness.
                                 ------------------------------------------

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligation as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall in good faith mistakenly (absent negligence or willful misconduct or violation of Section 13.9(a)) pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                BALLY TOTAL FITNESS HOLDING CORPORATION


                                By: /s/ John W. Dwyer
                                    ---------------------------
                                    Name:  John W. Dwyer
                                    Title: Senior Vice President and
                                           Chief Financial Officer




                                FIRST TRUST NATIONAL ASSOCIATION,
                                   as Trustee



                                By: /s/ Kathe Barrett
                                    ---------------------------
                                    Name:  Kathe Barrett
                                    Title: Trust Officer

STATE OF NEW YORK          )
                            )ss:
COUNTY OF NEW YORK         )



                  On the 7th day of October, 1997, before me personally came John W. Dwyer, to me known, who, being by me duly sworn, did depose and say that he resides at Illinois; that he is an authorized officer of Bally
Total Fitness Holding Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that he signed his name thereto pursuant to like authority.

                        (NOTARIAL SEAL)

                        /s/ Nikos Buxeda
                            ---------------------
                            -----------------------
                        Notary Public, State of New York
                        No. __________
                        Qualified in ___________ County
                        Commission Expires __________


                                NIKOS BUXEDA
                        Notary Public, State of New York
                               No. 02BU5070321
                           Qualified in Kings County
                       Certificate filed in New York County
                       Commission Expires December 9, 1998

STATE OF NEW YORK       )
                         )ss:
COUNTY OF NEW YORK      )



                  On the 7th day of October, 1997, before me personally came Kathe Barrett, to me known, who, being by me duly sworn, did depose and say that she resides at Minnesota; that she is an authorized officer of First Trust National Association, one of the corporations described in and which executed the foregoing instrument; that she knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that she signed her name thereto pursuant to like authority.

                        (NOTARIAL SEAL)

                        /s/ Nikos Buxeda
                        ---------------------
                        -----------------------
                        Notary Public, State of New York
                        No. __________
                        Qualified in ___________ County
                        Commission Expires ___________



                                NIKOS BUXEDA
                        Notary Public, State of New York
                               No. 02BU5070321
                           Qualified in Kings County
                       Certificate filed in New York County
                       Commission Expires December 9, 1998

                                                                      SCHEDULE I




                              Existing Indebtedness

                   BALLY TOTAL FITNESS HOLDING CORPORATION
                                DEBT SCHEDULE
                               OCTOBER 7, 1997


                                                                                                Original              Maturity
                                                                                              Date of Loan            Date of
          Lender                                             Borrower                           Agreement              Loan
---------------------------------------------   ---------------------------------------       ------------            --------
NON-SUBORDINATED DEBT:

Chase Manhattan Revolving Credit                Bally Total Fitness Holding Corporation            6/26/95            6/26/98

Mortgage Notes (secured by real property):

        Ohio Savings Bank I (Beachwood)         Spa Associates Limited Partnership                  7/1/87           10/14/97
        Ohio Savings Bank II (Cleveland)        Spa Associates Limited Partnership                 11/1/87           11/30/97
        Union Bank and Trust                    Bally Total Fitness Corporation                    4/15/93            3/31/00
        NCB Term                                Scandinavian Health Spa, Inc.                       7/1/86           12/31/02
        NCB                                     Scandinavian Health Spa, Inc.                      11/1/92           12/31/02
        NCB IRB                                 Scandinavian Health Spa, Inc.                      12/1/94            12/1/97
        Boatmen's Bank (Hilltop)                Bally Total Fitness Corporation                     8/1/88            7/31/08

Other Secured Debt (secured
    by assets other than real property):
        Spa Liquidating Trust                   Holiday Health Clubs of the Southeast, Inc.        10/1/81            3/30/98
        Lyon Credit Corporation                 Bally Total Fitness Holding Corporation            7/29/96            7/29/99
        Lyon Credit Corporation                 Bally Total Fitness Holding Corporation             2/1/97             1/1/00
        State of Maryland (Econ Dev Opp)        Bally Total Fitness Corporation                    1/16/96            1/16/03


A/R Securitization Facility                     H&T Receivable Funding Corporation                12/16/96           11/15/00

Unsecured Debt:
        Vic Tanny One                           Vic Tanny International of Cleveland, Inc.         11/1/81            4/30/98
        Federal Realty                          Holiday Universal, Inc.                            10/1/83            9/30/98
        Gerald Hines                            Houston Health Clubs, Inc.                          9/1/80            6/30/99
        Equitable Life Assurance                Holiday Health Clubs, Inc.                          7/1/97             6/1/12

                   BALLY TOTAL FITNESS HOLDING CORPORATION
                          ANALYSIS OF LONG-TERM DEBT
                               OCTOBER 7, 1997


                                                                               Original            Maturity
                                                                             Date of Loan           Date of
        Lender                   Borrower                                      Agreement             Loan
---------------------------     -----------------------------------------    --------------      --------------
Capital Leases:                  Bally Total Fitness Holding Corporation
 Life Fitness                                                                  1/1/96             12/31/98
 Information Leasing Corp                                                      2/1/96              1/31/99
 Life Fitness                                                                  3/14/96             2/14/99
 Life Fitness                                                                   4/3/96               3/3/99
 Life Fitness                                                                   5/4/96               4/4/99
 Life Fitness                                                                   6/5/96               5/5/99
 Life Fitness                                                                  6/10/96              5/10/99
 Life Fitness                                                                  6/18/96              5/18/99
 Life Fitness                                                                  6/19/96              5/19/99
 Life Fitness                                                                  6/25/96              5/25/99
 Unisys                                                                        11/1/95              6/30/99
 IBM                                                                           8/30/96               9/1/99
 Life Fitness                                                                  11/1/96              10/1/99
 Life Fitness                                                                 11/25/96             10/25/99
 Life Fitness                                                                 12/14/96             11/14/99
 Life Fitness                                                                   1/1/97              12/1/99
 Life Fitness                                                                   1/4/97              12/4/99
 Life Fitness                                                                   1/8/97              12/8/99
 Life Fitness                                                                  1/16/97             12/16/99
 AT&T Capital Corp                                                              2/1/97               1/1/00
 Life Fitness                                                                   2/4/97               1/4/00
 Life Fitness                                                                   2/9/97               1/9/00
 Life Fitness                                                                  2/26/97              1/26/00
 Life Fitness                                                                  2/27/97              1/27/00
 AT&T Riverside                                                                 3/1/97               2/1/00
 AT&T Galleria                                                                 3/15/97              2/15/00
 Life Fitness                                                                  3/16/97              2/16/00
 Life Fitness                                                                  3/31/97              2/28/00
 Information Leasing Corp                                                       4/1/96              3/31/00
 BankVest Capital                                                               4/1/97               4/1/00
 Life Fitness                                                                  4/10/97              4/10/00
 Information Leasing Corp                                                       6/1/97               5/1/00
 BankVest Capital                                                               5/1/97               5/1/00
 BankVest Capital                                                              5/20/97              5/20/00
 BankVest Capital                                                               6/1/97               6/1/00
 BankVest Capital                                                              6/10/97              6/10/00
 Life Fitness                                                                  7/15/97              6/15/00
 BankVest Capital                                                              6/20/97              6/20/00
 Life Fitness                                                                  7/24/97              6/24/00

                   BALLY TOTAL FITNESS HOLDING CORPORATION
                          ANALYSIS OF LONG-TERM DEBT
                               OCTOBER 7, 1997



                                                                                                    Maturity
                                                                                    Date of Loan     Date of
             Lender                                      Borrower                    Agreement        Loan
----------------------------------------------  -------------------------------     -----------    -----------
Capital Leases (continued)
  Life Fitness                                                                        7/25/97          6/25/00
  Information Leasing Corp.                                                            8/1/97           7/1/00
  BankVest Capital                                                                    7/10/97          7/10/00
  BankVest Capital                                                                     8/1/97           8/1/00
  BankVest Capital                                                                    8/10/97          8/10/00
  Life Fitness                                                                        9/24/97          8/24/00
  Life Fitness                                                                       10/25/97          9/25/00
  Life Fitness                                                                       10/26/97          9/26/00
  Life Fitness                                                                       10/27/97          9/27/00
  Life Fitness                                                                       10/28/97          9/28/00
  Cybex                                                                                4/1/96         11/15/00
  Federal Signs I                                                                     12/1/95         11/30/00
  Federal Signs II                                                                     3/1/96          2/28/01
  Federal Signs III                                                                    9/1/96           8/1/01
  Cybex                                                                              12/15/96         10/15/01
  Cybex                                                                              11/15/96         11/15/01
  Cybex                                                                               1/15/97         11/15/01
  Cybex                                                                               2/15/97         12/15/01
  G&L Management Company                                                               3/1/97           2/1/02
  Cybex                                                                               4/15/97          2/15/02
  Federal Signs IV                                                                     5/1/97           4/1/02

SUBORDINATED DEBT:

  Sr. Subordinated Debentures                  Bally Total Fitness Holding Corp.      1/20/93          1/25/03

INTERCOMPANY LOANS:
  Bally Total Fitness Holding Corporation      Subsidiaries                           Various          Various
  Subsidiaries                                 Bally Total Fitness Holding Corp.      Various          Various
  Subsidiaries                                 Subsidiaries                           Various          Various




* Indicates rate is based on a floating rate.

                                                                     SCHEDULE II




                       Existing Unrestricted Subsidiaries

                                                                       Exhibit A
                                                                       ---------

                               Form of Certificate
                              to be Delivered upon
                        Termination of Restricted Period

                        --------------------------------


                                                    On or after __________, 1997

[Trustee Name and Address]
Attention:

         Re: Bally Total Fitness Holding Corporation (the "Company") 9-7/8% Senior Subordinated Notes due 2007 (the "Securities")
                  ------------------------------------------------------------

Ladies and Gentlemen:

                  This letter relates to U.S. $_________ principal amount of Securities represented by the global note certificate (the "Offshore Global Security"). Pursuant to Section 3.6 of the Indenture dated as of October 7, 1997 relating to the Securities (the "Indenture"), we hereby certify that (1) we are the beneficial owner of such principal amount of Securities represented by the Offshore Global Security and (2) we are a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the United States Securities Act of 1933, as amended. Accordingly, you are hereby requested to issue a certificated Security representing the undersigned's interest in the principal amount of Securities represented by the Global Security, all in the manner provided by the Indenture.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                Very truly yours,

                                [Name of Holder]


                                By:_________________________
                                     Authorized Signature

                                                                       Exhibit B

                            Form of Certificate to Be
                          Delivered in Connection with
             Transfers to Non-QIB Institutional Accredited Investors

                  ---------------------------------------------


                                               ------------, ------


Bally Total Fitness Holding Corporation
c/o [Trustee Name and Address]

Attention:  Corporate Trust Division

         Re: Bally Total Fitness Holding Corporation (the "Company") 9-7/8% Senior Subordinated Notes due 2007 (the "Securities")
               ------------------------------------------------------------

Ladies and Gentlemen:

                  In connection with our proposed purchase of $__________ aggregate principal amount of the Securities:

                  1. We understand that the Securities have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be sold within the United States or to, or for the benefit of, U.S. Persons except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Securities to offer, resell, pledge or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities, or any predecessor thereto (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), inside the United States to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) outside the United States pursuant to offers and sales to non-U.S. Persons in an Offshore Transaction within the meaning of Regulation S under the Securities Act, (e) inside the United States to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property and the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clauses (d), (e) and (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee. As used herein, the terms "United States", "Offshore Transaction", and "U.S. Person" have the respective meanings given to them by Regulation S under the Securities Act.

                  2. We are an institutional "accredited investor" (as defined in Rule 501 (a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction, provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our and their control; and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  4. We understand that the Trustee will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that the Securities purchased by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Securities from us a notice advising such person that resales of the Securities are restricted as stated herein and that certificates representing the Notes will bear a legend to that effect.

                  5. We acknowledge that you, the Company, the Trustee and others will rely upon our acknowledgments, representations and agreements set forth herein, and we agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein cease to be accurate and complete.

                  6. We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as a fiduciary or agent.

                  THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                               Very truly yours,



                               By:
                                   -------------------------------
                                         (Name of Purchaser)

                               Date:
                                    ------------------------------

                  Upon transfer, the Securities should be registered in the name of the new beneficial owner as follows:

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Taxpayer ID Number:
                   -------------------------------------------------------------

                                                                       Exhibit C
                                                                       ---------

                       Form of Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

                           ---------------------------

                            ---------------, -------


[Trustee Name and Address]

Attention:

         Re: Bally Total Fitness Holding Corporation (the "Company") 9-7/8% Senior Subordinated Notes due 2007 (the "Securities")
                  ------------------------------------------------------------

Ladies and Gentlemen:

                  In connection with our proposed sale of $____________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended, and, accordingly, we represent that:

                           (1) the offer of the Securities was not made to a
                  person in the United States;

                           (2) either (a) at the time the buy order was
                  originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                           (3) no directed selling efforts have been made in the
                  United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                           (4) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the United States Securities Act of 1933, as amended.

                  In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(2) or Rule 904(c)(1), as the case may be.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                Very truly yours,

                                [Name of Transferor]



                                By:
                                    ----------------------------------
                                    Authorized Signature

                                                                      APPENDIX I

                            [FORM OF TRANSFER NOTICE]

                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.


-----------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


---------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


---------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.



                     [THE FOLLOWING PROVISION TO BE INCLUDED
                   ON ALL CERTIFICATES FOR SERIES A SECURITIES
                       EXCEPT PERMANENT OFFSHORE PHYSICAL
                                  CERTIFICATES]

                  In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or October 7, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ]    (a)    this Security is being transferred in compliance with the
              exemption from registration under the United States Securities Act of 1993, as amended, provided by Rule 144A thereunder.

                                       or
                                       --

[ ]   (b)     Security is being transferred other than in accordance with (a)
              above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.7 of the Indenture shall have been satisfied.

Date:
     -------------------


                                        ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:
                     -----------------------

[Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A ("Rule 144A") under the United States Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ------------------    ----------------------------------------------------
                            NOTICE:  To be executed by an authorized signatory

                                                                     APPENDIX II


                         FORM OF TRANSFEREE CERTIFICATE


I or we assign and transfer this Security to:
---------------------------------------------



Please insert social security or other identifying number of assignee
---------------------------------------------------------------------



-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


Print or type name, address and zip code of assignee and irrevocably appoint

-----------------------------------------------------------------------------

[Agent], to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated                                 Signed
      ----------------                       -----------------------------------

(Sign exactly as name appears on the other side of this Security)


[Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of October 7, 1997

Trust Indenture                                                     Indenture
   Act Section                                                       Section
---------------                                                     ---------

Section 310   (a)(1)......................................................6.9
              (a)(2)......................................................6.9
              (a)(5)......................................................6.9
              (b)...................................................6.7, 6.10
Section 311   (a)........................................................6.13
              (b)........................................................6.13
Section 312   (a).........................................................7.1
              (b).........................................................7.2
              (c).........................................................7.2
Section 313   (a).........................................................7.3
              (b).........................................................7.3
              (c).........................................................7.3
              (d).........................................................7.3
Section 314   (a)(1)......................................................7.4
              (a)(2)......................................................7.4
              (a)(3)......................................................7.4
              (a)(4) ...................................................10.18
              (c)(1)......................................................1.3
              (c)(2)......................................................1.3
              (e).........................................................1.3
Section 315   (a).........................................................6.1
              (b).........................................................6.2
              (c).........................................................6.1
              (d)....................................................6.1, 6.3
              (e)........................................................5.14
Section 316   (a) (last sentence).........................1.1 ("Outstanding")
              (a)(1)(A)..................................................5.12
              (a)(2)(B)..................................................5.13
              (b).........................................................5.8
              (c).........................................................1.5
Section 317   (a)(1)......................................................5.3
              (a)(2)......................................................5.4
              (b)........................................................10.3
Section 318   (a).........................................................1.8


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Note:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.



                                      II-2